                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       SIZELER PROPERTY INVESTORS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101

SEC 1913 (3-99)

                       SIZELER PROPERTY INVESTORS, INC.
                            2542 Williams Boulevard
                           Kenner, Louisiana   70062



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 11, 2001



To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Sizeler Property Investors, Inc. (the "Company") will be held at the Breakers Palm Beach, One South County Road, Palm Beach, Florida, on Friday, May 11, 2001, at 10:00 a.m., local time, for the following purposes:

     1. To consider and vote on a proposal to reincorporate the Company as a Maryland corporation by merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland.

     2. To elect three directors to serve until the Annual Meeting of Stockholders in 2004 or until their successors are duly elected and qualified.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 22, 2001 are entitled to receive notice of and to vote at the Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be open for inspection by any stockholder for any purposes germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the principal office of the Company, 2542 Williams Boulevard, Kenner, Louisiana 70062.

     The Company's Board of Directors would like to have as many stockholders as possible present or represented at the Meeting. If you are unable to attend in person, please vote, sign, date and return your enclosed proxy card promptly or use the convenience of telephone or Internet voting so that your shares may be voted. Postage is not required for mailing proxy cards in the United States. The Company will reimburse stockholders mailing proxy cards from outside the United States for the cost of mailing.



                                              By Order of the Board of Directors



                                              THOMAS A. MASILLA, JR.
                                              President


DATED:  April 4, 2001


================================================================================
STOCKHOLDERS ARE URGED TO VOTE BY USING TELEPHONE OR INTERNET VOTING OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
================================================================================

                                                          April 4, 2001



                       SIZELER PROPERTY INVESTORS, INC.
                            2542 Williams Boulevard
                           Kenner, Louisiana   70062

                                  __________


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 11, 2001


     The following information is furnished in connection with the Annual Meeting of Stockholders of Sizeler Property Investors, Inc. (the "Company") to be held on Friday, May 11, 2001, at 10:00 a.m., local time, at the Breakers Palm Beach, One South County Road, Palm Beach, Florida (the "Meeting"). A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, 2542 Williams Boulevard, Kenner, Louisiana 70062. This Proxy Statement and the form of proxy will first be sent to stockholders on or about April 4, 2001.

                   SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained Beacon Hill Partners, Inc. ("Beacon

Hill") to assist with the solicitation of proxies and will pay Beacon Hill a fee of $7,000 plus reimbursement of out-of-pocket expenses for its services.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The record date for determining shares of common stock, $.01 par value per share ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on March 22, 2001. On that date there were 8,142,079 Shares outstanding, entitled to one vote each.

     The presence, in person or by properly executed proxy, of the holders of Shares entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding Shares is necessary to constitute a quorum. Shares represented by a properly signed, dated and returned proxy card and those Shares voted via telephone or the Internet will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Meeting as to any proposal as to which the broker does not vote.


Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially, as of February 8, 2001, more than five percent of the outstanding Shares except as described in the following table:

                                                                                       Percentage
Name and Address                                              Amount and Nature         of Shares
of Beneficial Owner                                         of Beneficial Ownership   Outstanding (1)
-------------------                                         -----------------------   ---------------
Sidney W. Lassen
2542 Williams Boulevard
Kenner, LA 70062.....................................              683,595 (2)             8.4%

Deer Isle Partners, L.P.
Deer Isle Management, L.L.C.
David M. Brown
860 Fifth Avenue
Suite 18A
New York, NY 10021...................................              741,300 (3)             9.1

Loomis, Sayles & Co., L.P.
One Financial Center
Boston, MA 02111.....................................              480,385 (4)             5.9

Merrill Lynch & Co., Inc.
World Financial Center, North Tower
250 Vesey Street
New York, NY 10381...................................              539,040 (5)             6.6

Palisade Capital Management, L.L.C.
One Bridge Plaza
Suite 695
Fort Lee, NJ 07024...................................              428,000 (6)             5.3

Ryback Management Corporation
7711 Carondelet Avenue
Box 16900
St. Louis, MO 63105..................................              569,938 (7)             7.0

     _______________________

     (1) Based on the number of Shares outstanding on February 8, 2001 which was 8,108,365 Shares.

     (2) These Shares include (i) 7,000 Shares owned by the Company and credited to the Company's deferred compensation account for the benefit of Mr. Lassen; (ii) 192,500 Shares Mr. Lassen has the right to acquire pursuant to exercisable options granted under the Company's 1986 Stock Option Plan (the "1986 Option Plan") and the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan"); (iii) 77,500 Shares owned directly by Sizeler Realty Co., Inc. ("Sizeler Realty"), in which a beneficial minority interest is owned by Mr. Lassen and the balance is owned by the families of Mr. Lassen's wife and her parents' estates; (iv) 57,000 Shares owned by a limited liability company of which Mr. Lassen is manager and Mr. Lassen's wife owns an approximately 26% interest; and (v) 15,000 Shares owned by a Lassen family partnership. These Shares do not include (i) 11,800 Shares with respect to which Mr. Lassen's daughter, Jill L. Botnick, has voting and investment power; (ii) 5,000 Shares held by Mr. Lassen's wife; and (iii) 30,000 Shares owned by I. William Sizeler, brother of Mr. Lassen's wife. Mr. Lassen disclaims beneficial interest in, and voting or investment power over, the Shares described in the preceding sentence; and he disclaims beneficial interest in all the Shares held by the limited liability company and in all but 1.9% of the Shares held by the Lassen family partnership, respectively items
     (iv) and (v) in the first sentence of this note.

(3) Based upon a Schedule 13G dated April 13, 2000 filed with the Securities and Exchange Commission ("SEC") which indicates that Mr. Brown has sole voting and dispositive power with respect to 18,000 Shares and shared voting and dispositive power with respect to 723,300 Shares, 666,200 Shares of which is shared with Deer Isle Management, L.L.C. and Deer Isle Partners, L.P. Mr. Brown is the managing member of Deer Isle Management, L.L.C., which is the general partner of Deer Isle Partners, L.P.

(4) Based upon a Schedule 13G dated February 9, 2001 filed with the SEC which indicates that Loomis, Sayles & Co., L.P. beneficially owns a total of 480,385 Shares, with respect to 338,077 Shares it has sole voting power and 480,385 Shares it has shared dispositive power.

(5) Based upon a Schedule 13G dated February 5, 2001 filed with the SEC by Merrill Lynch & Co., Inc. which indicated that Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers, L.P.) shares voting and dispositive power with respect to 539,040 Shares. Merrill Lynch Investment Managers, L.P. is an operating division of Merrill Lynch & Co., Inc. consisting of Merrill Lynch & Co., Inc.'s indirectly-owned asset management subsidiaries.

(6) Based upon a Schedule 13G dated February 1, 2001 filed with the SEC by Palisade Capital Management, L.L.C. ("Palisade"), which indicates that Palisade has sole voting power with respect to 425,000 shares and sole dispositive power with respect to 428,000 Shares.

(7) Based upon a Schedule 13G dated January 29, 1999 filed with the SEC by Ryback Management Corporation ("Ryback"), which indicates that Ryback has sole voting and dispositive power with respect to 569,938 Shares, 561,538 of which are issuable upon the conversion of the Company's Convertible Subordinated Debentures due 2003 ("Debentures"). Lindner Dividend Fund has the economic interest in the Shares issuable upon conversion of the Debentures. Lindner Dividend Fund is a separate series of the Lindner Investment Series Trust.


Security Ownership of Management
--------------------------------

     The following table sets forth the Shares beneficially owned as of February 8, 2001 by each director, nominee for director, executive officer, and by the directors and executive officers of the Company as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                                                Percentage
                                       Amount and Nature         of Shares
Name                                of Beneficial Ownership   Outstanding (1)
----                                -----------------------   ---------------

J. Terrell Brown...............             34,250 (2)              *

James W. Brodie................             49,564 (3)              *

Francis L. Fraenkel............            209,184 (4)            2.6 %

Harold B. Judell...............             60,533 (5)              *

Sidney W. Lassen...............            683,595 (6)             8.4

Thomas A. Masilla, Jr..........            181,126 (7)             2.2

James W. McFarland ............             34,000 (8)               *

Richard L. Pearlsto............             60,348 (9)               *

Theodore H. Strauss............            64,100 (10)               *

 Robert A. Whelan..............            10,421 (11)               *

All directors and                       1,387,121 (12)
 executive officers as a group                                    17.1
____________________

*    Indicates ownership of less than 1%.

(1) Based on the number of Shares outstanding on February 8, 2001 which was 8,108,365 Shares.

(2) Includes 23,000 Shares Mr. Brown has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and the 1996 Stock Option Plan.

(3) Includes 46,250 Shares Mr. Brodie has the right to purchase pursuant to options granted under the 1986 Option Plan and the 1996 Stock Option Plan.

(4) Mr. Fraenkel has sole voting power with respect to 17,500 Shares and sole dispositive power with respect to 146,685 Shares. Includes 20,000 Shares Mr. Fraenkel has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and the 1996 Option Plan and 24,999 Shares he has the right to acquire beneficial ownership of pursuant to the conversion of Debentures.

(5) Includes 22,693 Shares Mr. Judell has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan, the Company's 1989 Stock Option Plan and the 1996 Stock Option Plan.

(6)  See note (2) to table under "Security Ownership of Certain Beneficial
     Owners."

(7) Includes (i) 18,710 Shares owned by the Company and credited to the Company's deferred compensation account for the benefit of Mr. Masilla and
     (ii) 150,500 Shares Mr. Masilla has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and the 1996 Stock Option Plan.

(8) Includes 24,000 Shares Mr. McFarland has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and the 1996 Stock Option Plan.

(9) Mr. Pearlstone shares voting and investment power over 12,000 of these Shares as co-trustee of certain trusts and has an economic interest in another 12,000 of these Shares as the beneficiary of certain trusts. Includes 22,000 Shares Mr. Pearlstone has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and 1996 Stock Option Plan.

(10) Includes 25,000 Shares Mr. Strauss has the right to purchase pursuant to exercisable options granted under the 1986 Option Plan and 1996 Stock Option Plan.

(11) Includes (i) 1,921 Shares owned by the Company and credited to the Company's deferred compensation account for the benefit of Mr. Whelan and
     (ii) 7,500 shares Mr. Whelan has the right to purchase pursuant to exercisable options granted under the 1996 Stock Option Plan. Mr. Whelan joined the Company as Chief Financial Officer in May 1999.

(12) See notes (2) through (11) above.

          1.   PROPOSAL TO REINCORPORATE THE COMPANY IN MARYLAND


General

          The Company's Board of Directors recommends that the stockholders approve a proposal for the Company to change its state of incorporation from Delaware to Maryland (the "Reincorporation"). If approved by the Company's stockholders, the Reincorporation will be accomplished by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, Sizeler Property Investors, Inc., a Maryland corporation ("Sizeler Maryland"). As a result of the Merger, the Company's legal domicile will be changed from Delaware to Maryland but its name will remain the same.

          Upon the terms and subject to the conditions of the Agreement and Plan of Merger ("Merger Agreement") between the Company and Sizeler Maryland, at the effective time of the Merger (the "Effective Time"), each outstanding share of the Company's Shares will be converted into one share of common stock, $.0001 par value, of Sizeler Maryland (the "Maryland Common Stock"). In addition, at the Effective Time, each outstanding option or warrant to purchase Shares will continue outstanding as a right to purchase shares of the Maryland Common Stock upon the same terms and conditions as immediately prior to the Effective Time. All rights pursuant to the Rights Agreement between the Company and the Bank of New York dated August 6, 1998, as amended, (the "Rights Plan") in relation to the Shares will continue to be in effect in relation to the Maryland Common Stock, and the Rights Plan will remain unaffected by the Reincorporation. Stockholders will not need to exchange their current certificates in connection with the Merger. The outstanding certificates of the Company's stock will evidence ownership of the equivalent number of shares of Sizeler Maryland following the Merger and stockholders should hold on to their existing certificates. Any share transfer occurring after the Reincorporation will result in the issuance of Sizeler Maryland certificates to the participants.

          The Company's Shares became listed for trading on the New York Stock Exchange on January 30, 1987 and trade under the symbol "SIZ." At the Effective Time, this symbol will, without interruption, represent the Maryland Common Stock.

          Also at the Effective Time, the Company will be governed by the Maryland General Corporation Law (the "Maryland Code"), by the Articles of Incorporation of Sizeler Maryland (the "Maryland Charter") and by the Bylaws of Sizeler Maryland (the "Maryland Bylaws"), which will result in certain changes in the rights of stockholders and other matters related to the Company. The most significant changes, which include changes in the availability of appraisal rights and a significant decrease in the annual fees and taxes payable by the Company to the state of incorporation, are discussed in this Proxy Statement under "Comparison of the Delaware Code, Delaware Charter and Delaware Bylaws to the Maryland Code, Maryland Charter and Maryland Bylaws." For additional details and complete information relating to these and other changes in the rights of stockholders, review the Merger Agreement which is attached to this proxy statement as Appendix A, the Maryland Charter attached to this proxy statement as Appendix B and the Maryland Bylaws attached to this proxy statement as Appendix C. In addition, any stockholder wishing to inspect copies of the Company's Restated Certificate of Incorporation, as amended (the "Delaware Certificate") and the Company's current Bylaws, as amended (the "Delaware Bylaws"), may request copies of these documents. Such requests should be sent to the Chairman or President of the Company at 2542 Williams Boulevard, Kenner, Louisiana 70062.

     We anticipate that the Merger will become effective as soon as reasonably practicable after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned or deferred prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board of Directors, make the Merger inadvisable or its deferral advisable. In addition, the Merger Agreement may be amended at any time prior to the Effective Time, subject to certain conditions.

     The Board of Directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Delaware primarily because this will eliminate the Company's annual Delaware franchise tax expenses. The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock; or (ii) the corporation's capital structure as compared to its assets. A Delaware corporation may elect to be treated under the formula alternative that results in the lesser amount of franchise tax imposed on the corporation. The Company has always elected to be considered under the formula which results in the lower franchise tax burden, however, that burden is still substantial relative to the state tax in Maryland.

     For the fiscal years ended December 31, 2000, and 1999, the Company's Delaware franchise taxes were $119,950 and $122,600, respectively. Unlike Delaware, Maryland does not impose a franchise tax on a corporation incorporated under its laws. If the Company is reincorporated in Maryland, the only amount payable annually to Maryland as a result of being incorporated under its laws currently would be $100 to be paid in conjunction with Maryland's annual reporting requirements. This would result in the Company saving the entire amount paid for Delaware franchise taxes which historically has been in excess of $100,000. Some of the savings anticipated during 2001 by the Reincorporation may initially be offset by expenses associated with Reincorporation, such as filing, legal, printing and similar expenses.

     The Board of Directors has concluded that the potential benefits of the Reincorporation outweigh any possible disadvantages. Accordingly, the Board of Directors unanimously recommends that the stockholders vote FOR the Reincorporation. Unless instructed otherwise, proxies will be voted FOR the Reincorporation.

Comparison of the Delaware Code, Delaware Certificate and Delaware Bylaws to the Maryland Code, Maryland Charter and Maryland Bylaws

     Although there are several differences between the Delaware General Corporation Law (the "Delaware Code") and the Maryland Code, the Board of Directors does not believe that these differences will have a significant impact on the Company's operations. A summary of certain differences between provisions affecting holders of Shares under the Delaware Code, the Delaware Certificate and the Delaware Bylaws and those affecting holders of Maryland Common Stock under the Maryland Code, the Maryland Charter and the Maryland Bylaws is set forth below. This summary does not purport to be complete and is qualified in its entirety by reference to the Maryland Charter and Maryland Bylaws, copies of which are attached to this proxy statement as Appendix B and Appendix C, respectively, and to the Delaware Code and the Maryland Code. In the following discussion, the Company, a Delaware corporation, is referred to also as "Sizeler Delaware."

Authorized Capital Stock

     The authorized capital stock of Sizeler Delaware consists of 30,000,000 shares of common stock and 6,000,000 shares of preferred stock, par value $0.01 per share, of which 40,000 shares have been designated as Series A Preferred Stock. In 1998, the stockholders of Sizeler Delaware approved an increase in the number of authorized shares of common stock from 30,000,000 to 45,000,000 shares and an increase in the number of authorized shares of preferred stock from 6,000,000 to 9,000,000 shares, provided that such increases in authorized shares be made effective in the discretion of the Board of Directors within a 10 year period after the stockholders' approval. The Delaware franchise tax would not account for these increases in authorized shares until the amendment effecting such increases is filed with the Secretary of State of the State of Delaware. As of the date hereof, the Board of Directors of the Company has not effectuated this increase in shares. The Delaware Certificate provides that the board of directors of Sizeler Delaware has the power to provide for the issuance of preferred stock in series and, by filing a certificate in accordance with Delaware law, to establish the number of shares to be included in each such series and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations and restrictions thereof.

     The authorized capital stock of Sizeler Maryland consists of 70,000,000 shares, initially classified as 53,960,000 shares of Maryland Common Stock, 40,000 shares of Series A Preferred Stock, par value $0.0001 per share ("Maryland Series A Preferred Stock"), and 16,000,000 shares of excess stock, par value $0.0001 per share ("Maryland Excess Stock"). The Maryland Charter provides that the board of directors of Sizeler Maryland has the power, without action by the stockholders, to amend the Maryland Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that Sizeler Maryland has authority to issue. The board of directors of Sizeler Maryland also has the power to classify or reclassify any unissued capital stock including classification into a class or classes of preferred stock, preference stock, special stock or other stock and to divide or classify shares into one or more series of such class. The Maryland Series A Preferred Stock has the same designations, powers, preferences and rights as the Series A Preferred Stock of Sizeler Delaware. The Maryland Excess Stock is designed to protect Sizeler Maryland's status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). See " -- REIT-Related Restrictions."

Stockholder Meetings

     The Delaware Bylaws provide that an annual meeting of stockholders will be held on a date and at a time and place determined by Sizeler Delaware's board of directors. The Maryland Bylaws provide that the annual meeting of stockholders of Sizeler Maryland will be held on the date and at the time set by the Chairman or Board of Directors of Sizeler Maryland. Both the Delaware Bylaws and the Maryland Bylaws provide that the presence in person or by proxy of a majority of all votes entitled to be cast constitutes a quorum at stockholder meetings.

     Under the Delaware Code, special meetings of stockholders may be called by the board of directors of a Delaware corporation or by such other person or persons as may be authorized by its certificate of incorporation or bylaws. Stockholders of a Delaware corporation may not force a special meeting unless specifically provided for in the corporation's certificate of incorporation or bylaws. Neither the Delaware Certificate nor the Delaware Bylaws provides its stockholders with the right to call a special meeting. Under the Delaware Bylaws, only the board of directors may call a special meeting of stockholders.

     Under the Maryland Code, special meetings may be called by a corporation's board of directors, its president, such other persons as the charter or bylaws provide, and the holders of shares entitled to cast 25% of the votes at the special meeting (or such other percentage not greater than a majority as is specified in the charter or bylaws). The Maryland Bylaws provide that special meetings may be called by the chairman of the board or president of Sizeler Maryland, by a majority of its board of directors, or by its secretary upon the written request of holders of shares entitled to cast at least a majority of all votes entitled to be cast at such special meeting. A request by stockholders must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. The board of directors has the sole power to fix the date, place and time of the meeting.

Stockholder Action by Written Consent

     The Delaware Code provides that a corporation can take action with respect to a matter if written consents are executed by those stockholders owning that number of shares that would be required to take the same action at a meeting of stockholders at which all stockholders were present. The Delaware Certificate, however, provides that no action may be taken by written consent without a meeting except upon the signing of a written consent by the holders of all stockholders entitled to vote thereon. Under the Maryland Code, stockholder action may be taken without a meeting only if all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken. In addition, unless the Maryland Charter requires otherwise, the holders of any class of stock, other than Maryland Common Stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of stockholders entitled to cast not less than the minimum number of votes necessary to authorize or take the action at a stockholders meeting if Sizeler Maryland gives notice of the action to each stockholder not later than ten days after the effective time of the action.

Advance Notice Provisions; Nominations by Stockholders for the Election of Directors

     Under both the Delaware Bylaws and the Maryland Bylaws, nominations of persons for election to the board of directors and the proposal of business at an annual meeting of stockholders may be made (i) pursuant to the company's notice of meeting; (ii) by or at the direction of the company's board of directors; or (iii) by a stockholder entitled to vote at the meeting who complies with the advance notice requirements of the relevant bylaws.

     Pursuant to the Delaware Bylaws, a stockholder seeking to nominate directors or propose other business before an annual meeting must deliver to the chairman of the board or president the requisite notice, generally not less than 60 nor more than 90 days prior to the first anniversary of the date on which Sizeler Delaware first mailed its proxy materials for the preceding year's annual meeting. The notice must set forth (i) as to each nominee all information that would be required to be disclosed in solicitations for proxies under Regulation 14A of the Exchange Act; (ii) as to any other business, a brief description of such business, the reasons for conducting it at the annual meeting and any material interest of such stockholder; and (iii) as to the stockholder, the stockholder's name, class and number of Shares, whether the stockholder intends to deliver a proxy statement and form of proxy to holders of Shares sufficient to carry the proposal or elect the nominee, as the case may be. In the case of a special meeting, only such business may be conducted as set forth in Sizeler Delaware's notice of meeting. Nominations of persons for election to Sizeler Delaware's board at a special meeting may be made by or at the direction of the Sizeler Delaware's board of directors or by any stockholder giving notice described above not later than the later of (i) the 90/th/ day prior to such special meeting or (ii) the 10/th/ day following the public announcement thereof.

     Pursuant to the Maryland Bylaws, a stockholder seeking to nominate persons for election to the board of directors or propose other business to be conducted at an annual meeting of stockholders or to nominate persons for election of directors at any special meeting of stockholders called for the purpose of electing directors must provide the required notice to the chairman of the board of Sizeler Maryland (i) in the case of an annual meeting, generally not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting and (ii) in the case of a special meeting, not later than the earlier of the 10/th/ day following the day on which notice of the special meeting was mailed or public disclosure of the date of the special meeting. The notice must contain (i)(a) in respect of proposed nominees for election to the board of directors, all information required to be disclosed in connection with solicitations of proxies pursuant to Regulation 14A of the Exchange Act as to each proposed nominee and
(b) in respect of proposed other business at an annual meeting of stockholders, a description of the proposed business and the reasons for conducting it at an annual meeting and (ii) as to the stockholder providing the notice, (a) the stockholder's name and address, class and number of shares; (b) in the case of a nomination for election to the board, a description of all arrangements or understandings between the stockholder and the proposed nominee;
(c) in the case of proposed other business, a description of arrangements or understandings between the stockholder and any other persons in connection with the proposed other business; (d) a representation that the stockholder intends to appear in person or proxy; and (e) any other information concerning the stockholder as would be required to be included in a proxy statement pursuant to Regulation 14A of the Exchange Act. In the case of a proposed nominee for election to the board, such notice shall also be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. Under the Maryland Bylaws, any request by a stockholder of a special meeting must state the purpose of such meeting and the matters proposed to be acted on at such meeting. See " -- Stockholder Meetings."

     These provisions should not be confused with the rules governing the right of a stockholder to submit a proposal for inclusion in management's proxy statement. Those rules are set forth in the SEC's proxy rules, Regulation 14A of the Exchange Act, and are applicable to all corporations (including the Company), wherever chartered, that are subject to the proxy rules.

Size of the Board

     Under the Delaware Code, the number of directors shall be fixed by, or in the manner provided in, a corporation's bylaws unless its certificate of incorporation fixes the number of directors, in which case any change in the number of directors must be made by amendment to the certificate. A corporation must have at least one director. The Delaware Certificate provides that the number of directors be no less than 5 and no more than 15 directors, as determined by Sizeler Delaware's board. The Sizeler Delaware board is currently comprised of 8 directors.

     Under the Maryland Code, a corporation must have at least one director at all times. Subject to this provision, a corporation's bylaws may alter the number of directors and authorize a majority of the entire board of directors to alter within specified limits the number of directors set by the corporation's charter or bylaws. The Sizeler Maryland board is currently comprised of eight directors. The Maryland Bylaws provide that Sizeler Maryland's board of directors may alter the number of directors to a number not exceeding 15 nor below the minimum permitted in the Maryland Bylaws.

Classified Board of Directors

     Both the Delaware Certificate and Maryland Charter provide that the members of the board of directors shall be divided, as evenly as possible, into three classes, with approximately one-third of the directors elected by the stockholders annually. Each director is to serve for a three year term or until his or her successor is duly elected and has qualified. Consequently, members of the boards of directors of both Sizeler Maryland and Sizeler Delaware serve staggered three-year terms.

Cumulative Voting

     Both the Delaware Code and the Maryland Code permit a corporation to provide for cumulative voting in its certificate of incorporation or charter. Neither the Delaware Certificate nor the Maryland Charter provides for cumulative voting.

Removal of Directors

     In the case of a corporation whose board is classified, both the Delaware Code and the Maryland Code provide that directors may be removed only for cause unless the organizational documents provide otherwise. The Delaware Certificate provides that directors may be removed only for cause by a vote of 75% of the outstanding Shares then entitled to vote at a meeting of stockholders called expressly for that purpose. The Maryland Charter contains a similar requirement: directors of Sizeler Maryland may be removed only for cause by the affirmative vote of 75% of the combined voting power of all shares of capital stock entitled to be voted for the election of directors at a meeting of stockholders called expressly for that purpose.

Filling Vacancies

     Under the Delaware Certificate, vacancies in the board of directors are filled by the remaining directors. The Delaware Code also provides that in cases where a director is elected by the board of directors, rather than the stockholders, in order to fill a vacancy on the board, the newly elected director will serve until the term of that directorship normally expires. The Maryland Bylaws contain an election, permitted under the Maryland Code, that provides that all vacancies on the board of directors are to be filled by the remaining directors then in office and that newly appointed directors shall serve until the term of that directorship normally expires.

Standard of Conduct for Directors

     The standards of conduct for directors of a Delaware corporation have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty, a duty of care and a duty of candor to the stockholders. The duty of loyalty requires directors to refrain from self-dealing. According to the Delaware Supreme Court, the duty of care requires "directors ... in managing the corporate affairs ... to use that amount of care which ordinarily careful and prudent men would use in similar circumstances" and the duty of candor requires directors "to disclose fully and fairly all material information within the board's control when it seeks stockholder action."

     Under Maryland law the standard of conduct for directors is set forth in
Section 2-405.1(a) of the Maryland Code, which requires a director of a Maryland corporation to perform his or her duties in "good faith" in a manner that he or she "reasonably believes to be in the best interests of the corporation" and with the care of an "ordinarily prudent person in a like position ... under similar circumstances."

Limitation of Personal Liability of Directors and Officers

     Both the Delaware Code and Maryland Code permit the governing documents of a corporation to contain provisions limiting personal liability of directors to the corporation or its stockholders for money damages. In addition, the Maryland Code permits the charter to limit officers' personal liability as well. The Delaware Code does not permit limitation of officers' personal liability.

     The Delaware Certificate limits the personal liability of each director to the full extent permitted by Delaware law except that, as required by the Delaware Code, liability of directors is not limited (i) for any breach of a director's duty of loyalty to Sizeler Delaware or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (iii) under Section 174 of the Delaware Code (dealing with willful or negligent violation of certain statutory provisions concerning dividends and stock purchases or redemptions); and (iv) for any transaction from which the director derived an improper personal benefit.

     The Maryland Charter also contains provisions which limit the personal liability of directors to the full extent permitted by Maryland law. In addition, as permitted by Maryland law, the Maryland Charter also limits the personal liability of officers to the same extent as that afforded directors. The Maryland Code, however, does not permit limitation of personal liability of directors or officers (i) for the amount of any improper benefit they actually receive or (ii) to the extent active and deliberate dishonesty on the part of the director or officer is established by a final judgment as being material to such cause of action.

Indemnification of Directors and Officers

     The Delaware Code and the Maryland Code each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities.

     The Delaware Code provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding, other than an action by or in the right of the corporation, because he or she is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (i) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) in the case of a criminal proceeding he or she had no reasonable cause to believe that his or her conduct was unlawful.

     A Delaware corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with such action or suit (i) if he or she acted in good faith and (ii) in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if the person is found liable to the corporation unless, in such a case, the court determines the person is entitled to such indemnification.

     A Delaware corporation may indemnify a director, officer, employee or agent against expenses actually and reasonably incurred by him or her, who successfully defends himself or herself in a proceeding to which he or she was a party by reason of the person's service in that capacity. Expenses incurred by an officer or director, or other employee or agent as deemed appropriate by the board of directors, in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

     The Delaware Bylaws provide that each director, officer, employee and agent of Sizeler Delaware shall be indemnified by Sizeler Delaware to the fullest extend permitted by Delaware law. The Delaware Bylaws also provide that Sizeler Delaware may maintain insurance to protect itself and any director, officer, employee or agent against expense, liability or loss, whether or not Sizeler Delaware would have the power to indemnify such person against such expense, liability or loss under the Delaware Code.

     The Maryland Code requires a corporation, unless its charter provides otherwise, which the Maryland Charter does not, to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which the person is made a party by reason of his or her service in that capacity. The Maryland Code permits a corporation to indemnify its present and former directors and officers, among others, in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that: (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

     The indemnity may include judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director or officer in connection with the proceeding; provided, however, that if the proceeding is one by or in the right of the Maryland corporation, indemnification is not permitted with respect to any proceeding in which the director or officer has been adjudged to be liable to the corporation.

     In addition, a director or officer of a Maryland corporation may not be indemnified with respect to any proceeding charging improper personal benefit to the director or officer in which the director or officer was adjudged to be liable on the basis that personal benefit was improperly received. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttal presumption that the director or officer did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director or officer did not meet the requisite standard of conduct for permitted indemnification.

     As a condition to advancing expenses to a director who is a party to a proceeding, Maryland law requires Sizeler Maryland to obtain a written affirmation from the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by Sizeler Maryland and a written statement by or on his or her behalf to repay the amount paid or reimbursed by Sizeler Maryland if it is ultimately determined that the standard of conduct was not met.

     The Maryland Charter provides that, to the fullest extent permitted by Maryland law, Sizeler Maryland will indemnify and advance expenses to a director or officer of Sizeler Maryland. The Maryland Charter also provides that Sizeler Maryland will indemnify other employees and agents to the extent authorized by Sizeler Maryland's board of directors or the Maryland Bylaws. The Maryland Bylaws do not authorize any such indemnification for non-director, non-officer employees or agents. The Maryland Code permits a corporation to maintain insurance on behalf of any director, officer, employee or agent whether or not the corporation has the power to indemnify.

Dividends

     The Delaware Code permits the payment of dividends out of a corporation's surplus or, if there is no surplus, out of net profits for the current or preceding fiscal year. No dividends may be declared, however, if the capital of the corporation has been diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a preference in distribution. The Delaware Code also provides that the directors of a corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose or may abolish any such reserve.

     The Maryland Code provides that a corporation may pay dividends to its stockholders from time to time as authorized by the board of directors. However, no dividend or other distribution may be made if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the corporation's charter provides otherwise, the amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation. The Maryland Bylaws provide that, before payment of any dividends, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the board of directors may from time to time, in its discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation or for any other purpose as the board shall determine to be in the best interest of the corporation, and the board of directors may modify or abolish any such reserve.

Charter Amendments

     The Delaware Code provides that an amendment to a certificate of incorporation may be adopted by a resolution of the board of directors and approved by the stockholders. Unless a higher vote is required by the certificate of incorporation, an amendment to a certificate of incorporation may be approved by a majority with the votes of each class entitled to vote. The Delaware Certificate provides that the Company reserves the right to amend or repeal any provision in the Delaware Certificate in the manner provided by Delaware law, except that, provisions governing the classification and removal of members of the board, provisions establishing limitations to protect the Company's status as a REIT and provisions regarding business combinations may not be amended, repealed or rescinded except by a vote of stockholders of not less than 75% of the votes entitled to be cast on the matter.

     Under the Maryland Code, certain charter amendments may be effected solely by the board of directors, such as an amendment changing the name of a corporation or, if the charter so provides, an amendment increasing or decreasing the number of authorized shares of stock (see "-- Authorized Capital Stock"). For certain charter amendments, namely, amendments to the sections dealing with REIT-related restrictions, the Series A Preferred Stock, the board of directors, business combinations, indemnification of directors and officers, and the amendments section of the charter, the Maryland Charter provides that a vote of at least 75% of the board of directors is required. As permitted by the Maryland Code, the Maryland Charter reduces the stockholder vote required to approve charter amendments from two-thirds to a majority vote, except that (i) amendments regarding the classification and removal of directors, amending the bylaws, business combinations, indemnification, and personal liability of directors and officers, and the charter provisions regarding amendments and (ii) amendments seeking to impose cumulative voting for the election of directors require, in addition to any vote required by the terms of any outstanding preferred stock, the affirmative vote of 75% of the votes entitled to be cast on the matter at a meeting of stockholders.

Amendments to Bylaws

     The Delaware Bylaws provide that, pursuant to the Delaware Code, Sizeler Delaware's board has the power to amend, adopt or repeal the Delaware Bylaws so long as any amendment is not inconsistent with the Delaware Certificate. Pursuant to the Delaware Code, the fact that the Delaware Bylaws give the board such power does not divest or limit the stockholders' power to adopt, amend or rescind the Delaware Bylaws. The Maryland Charter and the Maryland Bylaws provide that the Maryland Bylaws may be amended or repealed, and new bylaws adopted, by the board of directors of Sizeler Maryland or by the affirmative vote of not less than 75% of the aggregate votes entitled to be cast on the matter at a meeting of stockholders.

Inspection of Books and Records

     Under the Delaware Code, any stockholder may submit a written demand to inspect and copy a corporation's stock ledger, a list of its stockholders and its other books and records. The written demand must state the purpose for inspection which is reasonably related to the demanding stockholder's interest as a stockholder.

     Under the Maryland Code, any person who has been a stockholder of record for a minimum of six months and who owns at least 5% of a corporation's outstanding shares has a right to (i) inspect the corporation's books of account and stock ledger; (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (iii) in the case of any corporation that does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its stockholders. Additionally, under the Maryland Code, any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office.

Appraisal Rights

     Under both Delaware and Maryland law, stockholders in certain circumstances have the right to dissent from certain corporate transactions, provided that statutory procedures are followed. The Reincorporation does not trigger any appraisal rights. See "-- Dissenting Stockholders' Rights of Appraisal."

     In cases where appraisal rights are available, both the Delaware Code and the Maryland Code provide that a stockholder exercising his or her right to dissent may demand payment in cash for his or her shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although under the Maryland Code such appreciation or depreciation may be included in determining fair value if its exclusion would be inequitable). Under the Delaware Code, fair value is determined by the Court of Chancery. Under the Maryland Code, fair value is determined by agreement with the corporation or, if an agreement cannot be reached, by an appropriate court upon the petition of the surviving corporation or the dissenting stockholder.

     Under the Delaware Code, appraisal rights to stockholders are available only in a merger or consolidation and only to stockholders who have not voted in favor of the merger or consolidation. The stockholder must also file a written demand for appraisal prior to the stockholder vote on the merger or consolidation. Under the Delaware Code, dissenters appraisal rights are not available in respect to transactions involving the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets nor amendments to the certificate of incorporation. The Maryland Code provides that stockholders are entitled to appraisal rights in connection with
(i) a merger or consolidation; (ii) a share exchange; (iii) a transfer of assets requiring stockholder approvals; (iv) a business combination governed by Section 3-602 of the Maryland Code (see "-- Business Combination Statutes"); (v) an amendment to the charter that alters the contract rights of any outstanding stock and substantially adversely affects stockholder rights if the right to do so is not reserved in the charter. These rights are available only when the stockholder files a timely written objection to the transaction, does not vote in favor of the transaction and makes demand on the successor within 20 days for payment for his or her stock.

     Under the Delaware Code, there are no appraisal rights for shares which, at the record date for the meeting at which a merger or consolidation is to be approved, are listed on a national securities exchange or are held of record by more than 2,000 stockholders, except that appraisal rights are available if the merger or consolidation agreement requires that stockholders receive anything other than (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;
(iii) cash in lieu of fractional shares of the corporations described in the foregoing clauses (i) and (ii); or (iv) any combination of (i), (ii) and (iii). Additionally, appraisal rights are not generally available in respect of mergers effected pursuant to Section 253 of the Delaware Code (concerning mergers with a subsidiary, at least 90% of which is owned by the parent). See "-- Dissenting Stockholders' Rights of Appraisal."

     Under the Maryland Code, there are no appraisal rights if (i) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (a) with respect to the merger of a subsidiary corporation, 90 % or more of which is owned by the acquiring corporation, on the date notice is given to or waived by the dissenting stockholder, or (b) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (ii) the stock in question is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; or
(iii) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

Extraordinary Transactions

     Under the Delaware Code, unless otherwise provided in a corporation's certificate of incorporation and except for certain business combinations with interested stockholders which are prohibited and subjected to certain super majority voting requirements (see "-- Business Combination Statutes"), a sale or disposition of all or substantially all of a corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation generally requires the affirmative vote of the board of directors plus, with certain exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Additionally, the Delaware Certificate provides that the affirmative vote of 75% of the Shares is required for certain business combinations with certain related persons unless (i) the business combination was approved by 75% of the directors who are not related persons or affiliated with related persons or (ii) certain conditions are met with respect to the consideration paid in the transaction.

     Under the Maryland Code, unless the charter provides otherwise, a sale, lease, transfer or exchange of all or substantially all of a corporation's assets not in the ordinary course of business or a merger, consolidation or share exchange involving the corporation generally requires approval by a two-thirds vote of the shares of the corporation entitled to vote thereon. The Maryland Charter reduces the percentage shareholder vote generally required for such transactions to a majority of all votes entitled to be cast on the matter, but imposes a requirement that no such transaction will be valid and effective unless advised by a vote of 75% of the board of directors. In addition, Subtitle 6 of the Maryland Code prohibits certain business combinations with interested stockholders and imposes certain super majority voting requirements in respect of certain business combinations with interested stockholders. See "-- Business Combination Statutes."

Business Combination Statutes

     Both the Delaware Code and the Maryland Code contain business combination statutes that contain certain prohibitions and super majority voting requirements for certain business combinations with interested stockholders. Both statutes have anti-takeover effects; however, the Maryland statute is more restrictive than the Delaware statute in terms of its anti-takeover effects. Both are discussed below.

     Under the Delaware Code, an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) is prohibited from engaging in a "business combination" with a Delaware corporation for three years following the date such person became an interested stockholder. The term "business combination" includes among other things, a merger, consolidation, sale of assets or share exchange. The three-year moratorium may be avoided if: (i) before such person became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction in which the interested stockholder became an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares held by directors who are also officers of the corporation and by employee stock ownership plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or following the date on which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of the stockholders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

     The business combination restrictions described above will not apply to a Delaware corporation if, among other things, (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the statute; (ii) the corporation by action of the holders of a majority of the voting stock of the corporation approves an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by the statute, which amendment will not be applicable to any business combination with a person who was an interested stockholder at or prior to the time of the amendment; or (iii) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on an interdealer quotation system of the National Association of Securities Dealers, Inc. or a similar quotation system; or (c) held of record by more than 2,000 stockholders (unless an interested stockholder transaction prompted any of the foregoing results). These provisions of the Delaware Code also do not apply to business combinations with an interested stockholder when such combination is proposed after the public announcement of, and before the consummation or abandonment of a merger or consolidation, a sale of 50% or more of the aggregate market value of the assets of the corporation on a consolidated basis or the aggregate market value of all outstanding shares of the corporation, or a tender offer for 50% or more of the outstanding voting shares of the corporation, if the triggering transaction is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the board, and if the transaction is approved or not opposed by a majority of the current directors who were also directors prior to any person becoming an interested stockholder during the previous three years.

     The Maryland Code prohibits certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an "interested stockholder." Interested stockholders are persons (i) who beneficially own 10% or more of the voting power of the corporation's shares or (ii) are affiliates or associates of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's shares. Such business combinations are prohibited for 5 years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of the Maryland Code do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder. The Maryland Charter expressly incorporates the business combination provisions of the Maryland Code.

Control Share Statute

     The Maryland Code provides that, with certain exceptions, "control shares" of a corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by the stockholders by the affirmative vote of two-thirds, excluding shares of stock owned by the acquiring person or by officers or directors who are employees of the corporation. "Control shares" are shares of voting stock which, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power: (i) 20% or more but less than 33 1/3%, (ii) 33 1/3% or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to, control shares.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of various conditions (including an undertaking to pay expenses), may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand therefore to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders' meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders' meeting and the acquiring person becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' appraisal rights do not apply in the context of a control share acquisition.

     The Maryland control share acquisition statute does not apply to stock acquired in a merger, consolidation or stock exchange if the corporation is a party to the transaction, or to acquisitions previously approved or exempted by a provision in the charter or bylaws of the corporation adopted before the acquisition of stock.

     As permitted under the Maryland Code, the Maryland Bylaws contain a provision opting out of the Maryland control share acquisition statute.

     The Delaware Code contains no similar provisions regarding control shares.

REIT Related Restrictions

     Both the Delaware Certificate and the Maryland Charter contain provisions, including stock transfer limitations, designated to protect the Company's status as a REIT. The Delaware Certificate provides the Company with the power to redeem voting shares that have been transferred pursuant to a transfer which, in the opinion of the directors, would jeopardize the Company's status as a REIT. This includes the power, if direct or indirect ownership of at least 9.9% of voting shares has or may become concentrated in the hands of one owner, (i) to purchase a number of voting shares sufficient to maintain or bring the direct or indirect ownership of voting shares to no more than 9.9% and (ii) to refuse to transfer or issue voting shares to any transferee who would directly or indirectly own more than 9.9% of outstanding voting shares.

     The Maryland Charter likewise contains limitations to protect Sizeler Maryland's status as a REIT. Under the Maryland Charter, if a transfer of the capital stock of Sizeler Maryland or a change in the capital structure of Sizeler Maryland would result in (i) any person (as defined in the Maryland Charter) directly or indirectly acquiring beneficial ownership of more than 9.9% of the capital stock of Sizeler Maryland; (ii) the outstanding capital stock of Sizeler Maryland being constructively or beneficially owned by fewer than 100 persons; or (iii) Sizeler Maryland being "closely held" within the meaning of
Section 856 of the Internal Revenue Code, then: (a) any proposed transfer will be void ab initio and will not be recognized by Sizeler Maryland; (b) Sizeler Maryland will have the right to redeem the shares proposed to be transferred; and (c) the shares proposed to be transferred will be automatically converted into and exchanged for shares of a separate class of stock, the Maryland Excess Stock, having no voting rights. Holders of Maryland Excess Stock do have certain rights in the event of any liquidation, dissolution or winding up of the corporation. The Maryland Charter further provides that the Maryland Excess Stock will be held by a trustee appointed by Sizeler Maryland in trust (i) for the person or persons to whom the shares are ultimately transferred, until such time as the shares are re-transferred to a person or persons in whose hands the shares would not be Maryland Excess Stock and certain price-related restrictions are satisfied and (ii) with respect to dividend rights (and rights to funds in excess of the amounts paid to the holder) for the benefit of a charitable beneficiary appointed by Sizeler Maryland.

Certain Anti-Takeover Effects

     The Delaware Certificate currently contains provisions which may be viewed as having anti-takeover effects. For example, stockholders of the Company do not have cumulative voting rights in the election of directors and the Delaware Certificate provides for a classified board of directors. The Delaware Certificate also provides for a 75% stockholder vote to amend certain provisions of the Delaware Certificate. The Company currently has authorized but unissued shares of its common stock and preferred stock that could also be issued in such a way as to have anti-takeover effects.

     The Maryland Charter also contains provisions that may be deemed to have anti-takeover effects because they (i) do not allow for cumulative voting by stockholders; (ii) provide for a classified board of directors; (iii) require that mergers, consolidations, share exchanges and certain other extraordinary transactions be advised by a 75% vote of directors; and (iv) provide for a 75% stockholder vote to amend certain provisions of the Maryland Charter and to amend the Maryland Bylaws. Additionally, the Maryland Charter provide for additional shares of authorized common stock and the creation of authorized preferred stock that may be issued by the board of directors of Sizeler Maryland without further stockholder action. Such stock could be issued in such a way as to have anti-takeover effects.

     Anti-takeover provisions in the Delaware and Maryland statutes and in the corporate governance structure of both Sizeler Delaware and Sizeler Maryland can impede a hostile takeover and give the corporation's board of directors a stronger bargaining position and additional time to negotiate a better price or a better alternative transaction for shareholders, as opposed to either accepting or permitting by inaction a transaction based on the takeover terms proposed by the offeror. Such anti-takeover provisions may have the effect, however, of discouraging or frustrating offers that a number of shareholders would be willing to accept.

     Sizeler Delaware has adopted a shareholder rights plan to the extent permitted by Delaware law, including Delaware court decisions referred to below. Sizeler Maryland will assume the rights and obligations under this plan upon Reincorporation. Although no changes to the plan are currently anticipated, Sizeler Maryland reserves the right to amend the plan from time to time as Sizeler Maryland deems necessary. Delaware and Maryland laws permit shareholder rights plans. Shareholder rights plans have anti-takeover effects. These plans authorize the issuance of valuable rights to shareholders to acquire additional securities (the "Rights") either in the company adopting the plan ("flip-in") or in the company resulting from a takeover transaction, such as a successor by merger ("flip-over"), but they withhold Rights from the shareholder or shareholders who are identified as the hostile acquirors under the provisions of the shareholder rights plan. The Delaware courts have generally upheld stockholder rights plans, but in recent decisions successively invalidated provisions of shareholder rights plans which would permit the Rights issued under plans to be redeemed (before they can be exercised to acquire additional shares) only by a board of directors controlled by the continuing directors who adopted the plan or by their chosen successors (a) at any time during the entire term of the plan (the "dead hand" provision) or (b) for a period not to exceed 180 days (the "slow hand" provision). Maryland statutorily permits a slow hand provision, which provides a stronger bargaining position to a management opposing a hostile take-over than would a shareholder rights plan without such a provision.

Federal Income Tax Consequences of the Reincorporation

     Sizeler Delaware has been advised by Jaeckle Fleischmann & Mugel, LLP, general counsel to Sizeler Delaware, that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code, no gain or loss will be recognized by the holders of the Shares as a result of the Merger, no gain or loss will be recognized by Sizeler Delaware or by Sizeler Maryland as a result of the Merger, and Sizeler Maryland will succeed, without adjustment, to the tax attributes of Sizeler Delaware. Each stockholder will have the same basis in the stock of Sizeler Maryland received in the Merger as in the Shares held immediately prior to the time the Merger becomes effective and the holding period of the stock of Sizeler Maryland will include the period during which the corresponding Shares were held; provided, however, that such corresponding Shares were held as a capital asset at the time of the effectiveness of the Merger.

     Stockholders should consult their own tax advisors as to the effect of the Merger under applicable state or local tax laws.

Dissenting Stockholders' Rights of Appraisal

     Pursuant to Section 253 of the Delaware Code, appraisal rights are generally not available to stockholders when two corporations merge if one of them owns at least 90% of the other's outstanding shares of each class of stock. Because the Company owns 100% of all outstanding shares of Sizeler Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation.


                          2.   ELECTION OF DIRECTORS


Information Concerning Directors
--------------------------------

     The Company's Restated Certificate of Incorporation, as amended, provides that the number of directors will be not less than five and not more than fifteen and that the directors will be divided into three classes containing as nearly equal a number of directors as possible, with one class standing for election each year. The board has set the number of directors at eight effective at the Meeting, and three of those directors are to stand for election at the Meeting. Each person so elected will serve until the Annual Meeting of Stockholders in 2004 or until his successor is duly elected and qualified. The affirmative vote of a plurality of the Shares present at the Meeting is necessary for election of a director.

     The directors recommend a vote FOR the directors standing for election listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The following table sets forth information regarding the directors standing for election and directors whose terms continue beyond the Meeting.

Name, Tenure and Position(s)                      Principal Occupation and Business
with the Company                     Age          Experience for Past Five Years (1)
-----------------------------        ---          ----------------------------------
                        Directors Standing for Election
                        -------------------------------

J. Terrell Brown.................     61          Chairman of GMFS, LLC (mortgage lending) since
     Director since 1995                          May 1999.  Prior to May 1999, Chairman and Chief
                                                  Executive Officer of United Companies Financial
                                                  Corporation (financial services). (2)

Harold B. Judell.................     86          Senior partner in the law firm of Foley & Judell, LLP;
     Director since 1986                          Chairman of the Board of Dauphine Orleans Hotel
                                                  Corporation.

Richard L. Pearlstone............     53          President of The Pearlstone Group, Inc. (investments)
     Director since 1986                          since 1995; Chief Executive Officer of Cross Keys
                                                  Asset Management, Inc. (investment advisors) since
                                                  November 1986; and Chief Executive Officer of SNP
                                                  Management LLC (management company) since
                                                  November 1999.

                     Directors Whose Terms Expire in 2002
                     ------------------------------------

Francis L. Fraenkel..............     68          Managing Director of Neuberger Berman since
     Director since 1993                          December 2000; Prior to December 2000, Managing
                                                  Director of Delta Capital Management, LLC
                                                  (investment management) since April 1999; Chairman
                                                  of Delta Capital Management, Inc. prior to April 1999.
                                                  (3)

Sidney W. Lassen.................     66          Chairman of the Board and Chief Executive Officer of
     Chairman of the Board and                    the Company; Chairman of the Board and Chief
     Chief Executive Officer                      Executive Officer of Sizeler Realty.
     since 1986

Name, Tenure and Position(s)                      Principal Occupation and Business
with the Company                     Age          Experience for Past Five Years (1)
-----------------------------        ---          ----------------------------------
                     Directors Whose Terms Expire in 2003
                     ------------------------------------

Thomas A. Masilla, Jr............     54          Vice Chairman of the Board since 1994, President and
     Vice Chairman of the Board                   Principal Operating Officer since 1995 and Chief
     since 1994, President and                    Financial Officer from 1996 through May 1999.
     Principal Operating Officer
     since 1995, Director since
     1986

James W. McFarland...............     55          Dean of A.B. Freeman School of Business, Tulane
     Director since 1994                          University.

Theodore H. Strauss..............     76          Senior Managing Director with Bear Stearns & Co. Inc.
     Director since 1994

___________________________

(1) Unless otherwise stated, each director has held the position indicated for at least the past five years.

(2) On March 1, 1999, United Companies Financial Corporation announced that it was reorganizing under Chapter 11 of the United States Bankruptcy Code.

(3) On April 1, 1999, Delta Capital Management, Inc. reorganized into a limited liability company and changed its name to Delta Capital Management, LLC.


Other Trusteeships and Directorships
------------------------------------

     The directors of the Company serve on the Boards of Directors or the Boards of Trustees of the following publicly held companies:


     Name                               Company
     ----                               -------

Francis L. Fraenkel             Battery Park High Yield Fund

Sidney W. Lassen                Hibernia Corporation

James W. McFarland              Petroleum Helicopters, Inc.
                                Stewart Enterprises, Inc.

     Name                                Company
     ----                                -------

Theodore H. Strauss           Clear Channel Communications, Inc.
                              Hollywood Casino Corporation
                              Texas Capital Bankshares


Committees and Meeting Data
---------------------------

     The Executive Committee of the Board of Directors consists of Messrs. Judell, Lassen, Masilla, McFarland, Pearlstone and Strauss. It has all the authority of the Board of Directors (except for action relating to certain fundamental corporate changes) between board meetings, including the authority to declare a dividend and to authorize the issuance of stock. The Executive Committee did not meet in 2000.

     The Audit Committee of the Board of Directors consists of Messrs. Brown, Fraenkel, Judell and McFarland. The Audit Committee met once during 2000. Its functions have been to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective action; review and monitor the Company's policies regarding business ethics and conflicts of interests; discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters; and review the activities and recommendations of the Company's financial staff. See "-- Audit Committee Report" below.

     During 2000, the Compensation Committee consisted of Messrs. Judell, McFarland and Strauss. The Compensation Committee met once during 2000. The function of the Compensation Committee is to review the compensation program for executive officers and to administer the 1986 Option Plan and the 1996 Stock Option Plan.

     The Company does not have a separate nominating committee or any committee performing a similar function. The Board handles all nomination matters.

     During 2000 the full Board of Directors met on four occasions. All directors attended at least 75% of the aggregate total number of meetings held by the Board of Directors and all committees of the Board on which such director served.

     Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four directors, Messrs. Brown, Fraenkel, Judell and McFarland, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix D.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                              THE AUDIT COMMITTEE

                              J. TERRELL BROWN, Chair
                              FRANCIS L. FRAENKEL
                              HAROLD B. JUDELL
                              JAMES W. McFARLAND


Executive Officers
------------------

     The following is a listing of the Company's executive officers. The day-to-day operational management of the Company's properties is performed by Sizeler Real Estate Management Co., Inc. pursuant to a management agreement which is described under the heading "Management Agreement."

Name, Tenure and Position(s)                           Principal Occupation and Business
with the Company                          Age          Experience for Past Five Years
----------------------------              ---          ---------------------------------
Sidney W. Lassen.......................    66          See table under "Information Concerning
  Chairman of the Board and                            Directors."
  Chief Executive Officer since
  1986

Thomas A. Masilla, Jr..................    54          See table under "Information Concerning
  Vice Chairman of the Board                           Directors."
  since 1994, President and
  Principal Operating Officer
  since 1995 and Director since
  1986

Robert A. Whelan.......................    33          Chief Financial Officer of the Company since
  Chief Financial Officer                              May 1999. Real Estate Consultant for Ernst
                                                       & Young/Kenneth Leventhal Real Estate Group
                                                       prior to joining the Company.

James W. Brodie........................    32          Vice President of the Company since 1991;
  Vice President since 1991 and                        Secretary of the Company since 1999; Assistant
  Secretary since 1999                                 Secretary from 1997 to 1999; joined the Company
                                                       in 1989.

Executive Compensation
----------------------

     Summary Compensation Table. The following table contains information with respect to the annual and long-term compensation for the years ended December 31, 2000, 1999 and 1998 for the Company's chief executive officer and each other person who was an executive officer of the Company on December 31, 2000 who received cash compensation in excess of $100,000 during 2000 (the "Named Officers").

                                                                                Long Term
                                                        Annual                 Compensation             All Other
                                                     Compensation                 Awards             Compensation (1)
                                             ----------------------------   -------------------      ----------------

Name and Principal Position          Year       Salary      Bonus (2)       Options/SARs (3)
---------------------------        --------    --------     ---------       -------------------
Sidney W. Lassen.................     2000     $325,000    $51,850             35,000 shs            $32,500
  Chairman of the Board and           1999      305,000     53,100             30,000 shs             30,500
  Chief Executive Officer             1998      288,000     45,000             35,000 shs             28,800

Thomas A. Masilla, Jr............     2000     $250,000    $39,950             25,000 shs            $25,000
  Vice Chairman of the Board,         1999      235,000     41,000             20,000 shs             23,500
  President, and Principal            1998      222,000     35,000             30,000 shs             22,000
  Operating Officer

Robert A. Whelan.................     2000 (4) $135,000     $  6,417           15,000 shs            $13,500
  Chief Financial Officer

James W. Brodie..................     2000 (5)  165,000     $ 19,575           15,000 shs            $16,500
  Secretary and Vice President
  Acquisitions and
  Development

___________________________

(1) These amounts were paid under a nonelective deferred compensation agreement with each Named Officer, pursuant to which an amount of deferred compensation was credited annually to a bookkeeping account maintained for them. Upon the Named Officer's election to retire at age 65, earlier termination of employment or death, the Company will pay him his vested interest in his account.

(2)  This amount was paid one-half in Shares and one-half in cash.

(3)  These options were granted under the 1996 Stock Option Plan.

(4) Mr. Whelan joined the Company as Chief Financial Officer in May 1999 and his compensation for 1999 did not exceed $100,000.

(5) Mr. Brodie became an executive officer of the Company effective January 1, 2000.

     Option Grants. The following table gives information with respect to option grants made to the Named Officers during 2000. The information regarding potential realizable value assumes that the Shares will appreciate at the compounded percentage rate set forth in the table during the entire term of the option. There can be no assurance that such appreciation will occur.




                                            % of Total                                         Potential Relizable
                                             Options/                                            Value at Assumed
                          Number of            SARs                                           Annual Rates of Stock
                          Securities        Granted to                                         Price Appreciation
                          Underlying         Employees                                Expira-    for Option Term
                         Options/SARs           in           Exercise or Base          tion  ----------------------
Name                       Granted          Fiscal Year        Price ($/SH)            Date      5%($)      10%($)
----                     -------------     -------------      ----------------        -------    ----       -----

Sidney W. Lassen.......     35,000 (1)          35%               $8.00                2/2/10   $176,090   $446,248
Thomas A. Masilla, Jr..     25,000 (2)          25%               $8.00                2/2/10   $125,779   $318,748
Robert A. Whelan.......     15,000 (3)          15%               $8.00                2/2/10   $ 75,467   $191,249
James W. Brodie........     15,000 (3)          15%               $8.00                2/2/10   $ 75,467   $191,249

_________________

(1) Becomes exercisable with respect to 17,500 Shares on February 3, 2001, and 17,500 Shares on February 3, 2002.

(2) Becomes exercisable with respect to 12,500 Shares on February 3, 2001, and 12,500 Shares on February 3, 2002.

(3) Becomes exercisable with respect to 7,500 Shares on February 3, 2001, and 7,500 Shares on February 3, 2002.

     Option Exercises and Fiscal Year End Values. The following table shows information with respect to the value of unexercised options held by the Named Officers as of December 31, 2000. Valuation calculations for unexercised options are based on the closing price ($6.94) of a Share on the New York Stock Exchange on December 31, 2000. No Named Officer exercised options during 2000.

                                                      Value of Unexercised
                            Number of Unexercised           In-the-Money
                               Options/SARs at            Options/SARs at
                              December 31, 2000          December 31, 2000
                              -----------------          -----------------
          Name            Exercisable/Unexercisable  Exercisable/Unexercisable
          ----            -------------------------  --------------------------

Sidney W. Lassen.........    170,000/50,000                      $0/$0
Thomas A. Masilla, Jr....    132,000/35,000                      $0/$0
Robert A. Whelan.........          0/15,000                      $0/$0
James W. Brodie..........     33,750/20,000                      $0/$0


     Agreements with Executive Officers. The Company has entered into an agreement with each of its executive officers. Each agreement has a two-year term that is extended automatically each month so that the remaining term of the agreement is 24 months. Each such officer is entitled to a minimum base salary under his agreement ($325,000 for Mr. Lassen; $260,000 for Mr. Masilla; $142,000 for Mr. Whelan; and $180,000 for Mr. Brodie). The board may terminate an agreement at any time with no further obligation upon a finding that an officer has breached or neglected his duties, and an officer may resign at any time upon 30 days' notice. The board may also terminate an agreement at any time without cause; in that event, or upon death or disability, the officer is entitled to 24 months continued salary and (except in the case of death or disability) benefits. Provisions for termination of employment upon a change in control supersede the agreements' regular termination provisions. "Change in control" is defined, subject to various qualifications, as the acquisition by a person or group of beneficial ownership of 25% or more of the Shares; or the election of a member of the Board whose nomination or election was not approved by a majority of the members of the Board who were members of the Board on the date of the agreement or whose election to the Board was previously so approved; or a merger or similar transaction after which the Company's stockholders hold 50% or less of the voting securities in the resulting entity. If, within 24 months of a change in control, either the Company terminates an officer's employment for reasons other than a willful breach of duty that is demonstrably and materially injurious to the Company or disability, or the officer resigns because of certain changes in the circumstances of his employment (including the assignment to the officer of duties inconsistent with his prior position; reduction in salary; and relocation), the officer is entitled to three times the sum of (i) his annual salary, (ii) one-half the amount of the bonuses and nonelective deferred compensation paid or credited to him in the past 24 months, and (iii) the amount the Company would have contributed for the officer for a year under its defined contribution plan. In addition, the officer is entitled to a portion of the incentive bonus he would have earned for the year of termination (proportionate to the part of the year elapsed by termination), continuation of life and health insurance benefits for up to 36 months, and reimbursement for out-placement expenses not in excess of $20,000. The agreements provide that if the receipt of benefits in connection with a change in control would subject an officer to excise tax under section 280G of the Internal Revenue Code, then the officer will also receive a cash gross-up payment so that he will realize the same amount net after-tax that he would have realized had the excise tax not been applicable.

     Compensation Committee Report. During 2000, the members of the Company's Compensation Committee were Messrs. McFarland (Chairman), Judell and Strauss. The Compensation Committee believes that the primary goals of the Company's compensation policies should be as follows:

     . To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions in companies with which the Company competes for employees.

     . To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Share ownership by executive officers.

     In furtherance of these policies the Company adopted the agreements with officers and non-elective deferred compensation agreements which are described elsewhere in this Proxy Statement. The Company also adopted an Incentive Award Plan. The Compensation Committee believes that the employment agreements provide the Company's executive officers with sufficient compensation and security in their present positions. The non-elective deferred compensation agreements provide future benefits to the executive officers for retirement. The Compensation Committee believes that the Incentive Award Plan will align the interests of the executive officers with those of the stockholders by (i) basing incentive awards on funds from operations ("FFO") per share, which the Company and the REIT industry believe to be an important measure of the financial performance of a REIT, and (ii) paying 50% of each incentive award in Shares. The Incentive Award Plan also grants the Compensation Committee discretion to make awards less than those indicated by the Incentive Award Plan's targets if the Compensation Committee believes that reduction is appropriate. The Compensation Committee will continue to evaluate the Company's compensation program to determine whether it is providing the incentives for which it is intended.

     The Compensation Committee believes that the main purpose of base compensation is to provide sufficient compensation to the executive officers of the Company relative to salary levels for other REITs and the officer's level of responsibility. With respect to Mr. Lassen, the Company's chief executive officer, the Committee considered a number of factors in setting the compensation set forth in the agreement with him, the most important of which were the level of compensation paid to chief executive officers of other REITs the same relative size as the Company and the success of the Company's program instituting operating efficiencies, controlling costs and increasing rental rates and percentages leased, which was developed under Mr. Lassen's direction.

     In determining compensation to be paid to the executive officers of the Company other than Mr. Lassen in 2000, the Compensation Committee designed its compensation policies to align the interests of the executive officers of the Company with the Company's business strategies. These policies are intended to reward executives for putting into effect the Company's long-term business strategies and for enhancing stockholder value, while at the same time providing sufficient compensation to executives so that the Company can retain the services of executives whose abilities are critical to the Company's long-term success.

     The Compensation Committee believes that long term stock-based incentive compensation encourages senior management to operate in a manner consistent with the interests of the Company's stockholders. In 2000, the Company granted Mr. Lassen an option to purchase 35,000 Shares, Mr. Masilla an option to purchase 25,000 Shares and each of Messrs. Whelan and Brodie an option to purchase 15,000 Shares.

     The Compensation Committee administers an Incentive Award Plan adopted by the Company in 1994. The purpose of the Plan is to reward eligible officers of the Company on the basis of their contribution to the Company, and in particular on the basis of their contribution to the Company's achievement of planned growth in funds from operations per share. During 2000, a number of factors affected the Company's growth in funds from operations, including the completion of new development projects, increases in property occupancy levels, leasing and re-leasing properties at higher rents and the containment of operating expenses partially offset by higher interest expense due to an escalating interest rate environment as well as increased insurance and utility costs and real estate taxes. Interest rates, in particular, adversely affected the Company's funds from operations in the amount of $832,000 or $0.10 per share in 2000. In order to mitigate future exposure to interest rate volatility on the Company's funds from operations, Management acted aggressively early in 2000 to convert a substantial amount of the Company's outstanding variable rate debt to additional long-term, fixed rate mortgage financing. Reflective of Management's efforts, the Company's funds from operations increased to $1.62 per share in 2000 from $1.60 in 1999. Considering all of the above factors among others, the Compensation Committee granted bonuses to executive officers totalling $121,000 (paid one-half in cash and one-half in shares of the Company).

                                        JAMES W. McFARLAND
                                        HAROLD B. JUDELL
                                        THEODORE H. STRAUSS
                                        Members of the Compensation Committee


     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement and any portion thereof into any filing under the Securities Act or under the Exchange Act and shall not otherwise be deemed filed under such acts.

Performance Comparison
----------------------

     Set forth below is a line graph comparing the percentage change in the cumulative total return to stockholders on the Shares over the five years ended December 31, 2000 and over the one month periods ended January 31, 2001 and February 28, 2001 against the cumulative total return of a Peer Group of diversified REITs, the Standard & Poor's 500, the Wilshire REIT Index and the Wilshire RE Securities Index. The companies contained in the Peer Group are listed in the footnote below.

                           [Performance Graph appears here]


====================================================================================================
                                                                             January 31   February 28
                                1995    1996    1997    1998    1999    2000       2001          2001
----------------------------------------------------------------------------------------------------
The Company                   100.00  119.71  142.15  129.82  133.47  127.87     146.31        158.69
-----------------------------------------------------------------------------------------------------
Sizeler Property Investors
 Peer Group (1)               100.00  133.01  160.35  158.79  148.04  200.57     202.52        196.16
-----------------------------------------------------------------------------------------------------
Wilshire REIT Index           100.00  137.04  163.99  136.11  132.61  173.77     173.74        170.87
-----------------------------------------------------------------------------------------------------
Wilshire RE Securities
 Index                        100.00  136.87  163.97  135.40  131.08  171.37     173.09        169.47
-----------------------------------------------------------------------------------------------------
S&P 500                       100.00  122.86  163.86  210.64  254.97  231.74     139.99        117.57
=====================================================================================================

(1)  The Peer Group consists of the following companies in addition to the
     Company: Boddie-Noell Properties, BRT Realty Trust, Colonial Properties Trust, Cousins Properties Incorporated, CV REIT, Inc., Duke-Weeks Realty Corporation, EastGroup Properties, Inc., EQK Realty Investors I, Glenborough Realty Trust, Inc., HMG/Courtland Properties, Inc., Income Opportunity Realty Investors, Inc., Lexington Corporate Properties Trust, MGI Properties, Property Capital Trust (until liquidated on June 7, 1999), Presidential Realty Corporation, Pennsylvania Real Estate Investment Trust, Pittsburgh & West Virginia Railroad, Transcontinental Realty Investors, and Washington Real Estate Investment Trust.


Directors' Fees
---------------

     Directors who are also executive officers of the Company are not separately compensated for their services as directors. Directors who are not executive officers are compensated in accordance with the Company's 1994 Directors' Stock Ownership Plan (the "Directors' Plan"). The Directors' Plan provides for a stock award of 1,500 Shares to be made to each director annually on the first business day following January 15. A director may elect to be paid a cash substitute rather than all or part of an annual stock award. The cash substitute will equal 90% of the value of the Shares for which the director elects the cash substitute. Directors are also paid a meeting fee of $1,000 per board meeting and $500 per committee meeting. In addition, directors who are not also employees of the Company received an option to purchase 5,000 Shares on February 3, 2000 for a purchase price of $8.00 per Share.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely on its review of reports filed pursuant to Section 16(a) of the Exchange Act or written representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.


Management Agreement
--------------------

     Subsidiaries of the Company have contracts (the "Management Agreements") with Sizeler Real Estate Management Co., Inc. (the "Management Company"). The Management Company is a wholly-owned subsidiary of Sizeler Realty in which a beneficial minority interest is directly owned by Sidney W. Lassen and the balance is owned by members of the family of Mr. Lassen's wife and her parents' estates. Mr. Lassen serves as an officer of Sizeler Realty.

     Under the Management Agreements, the Management Company performs leasing and management services with respect to the operation of all of the Company's properties, including accounting and data processing services, collecting rents, making repairs, cleaning and maintenance, etc. Upon request of the Company, the Management Company performs or causes to be performed advertising, promotion, market research and management information services.

     Under the Management Agreements, the annual management fee is paid ratably on a monthly basis and is calculated based upon .65% of the Company's gross investment in real estate at the beginning of each year (as shown on the Company's audited financial statements for the previous year), and is adjusted for acquisitions or dispositions of property during a year effective upon the acquisition or disposition. At the end of each year, the management fee for that year is adjusted (either upward or downward) by the percentage increase or decrease in the Company's FFO per Share compared to the previous year.

     During 2000, the subsidiaries of the Company paid the Management Company $2,988,000 consisting of management and leasing fees and reimbursement for certain administrative expenses. FFO per Share was $1.62 in 2000 and $1.60 in 1999. Accordingly, an upward adjustment of the management fee from .65% of the Company's gross investment in real estate to .658% was made by mutual agreement of the Company and the Management Company for the year ended December 31, 2000 and paid in 2001.

     The Company's Bylaws require that the directors of the Company not affiliated with Sizeler Realty or the Management Company (the "Unaffiliated Directors") determine at least annually that the compensation the Company contracts to pay for management services is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed in the Management Agreements. The determination is to be based upon such factors as the Unaffiliated Directors deem appropriate, including the size of the fee in relation to the size, composition and profitability of the Company's real property interests under management, the rates charged to other real estate investment trusts and to investors other than real estate investment trusts by firms performing similar services, the amount of additional revenues realized by such firm and its affiliates for other services performed for the Company's properties under management (including income, conservation or appreciation of capital) and the quality of those properties.

     The Management Agreements are renewable annually by the parties, subject to a determination by a majority of the Unaffiliated Directors that the Management Company's performance has been satisfactory, and subject to the termination rights of the parties. The Management Agreements may be terminated for any reason by either party upon 180 days' written notice. During 2000, the Unaffiliated Directors determined that the compensation the subsidiaries of the Company contracted to pay for management services was reasonable.


Certain Transactions and Relationships
--------------------------------------

     The Company holds its interest in the Westland Shopping Center pursuant to a long term ground lease with Westland Shopping Center LLC (the "LLC"), expiring on December 31, 2046. The LLC is owned by an entity of which an officer and director and his wife and her brother and brother's wife own interests. The Company was charged ground rent of $55,000 in 2000, $56,000 in 1999 and $45,000 in 1998.

     The Company leases approximately 14,000 square feet at the Westland Shopping Center to Sizeler Realty. Under this lease, Sizeler Realty paid annual rent, including expense reimbursements, of $103,000 in 2000, $104,000 in 1999 and $101,000 in 1998. The primary term of the lease expires January 31, 2002 and the lease provides for two five-year renewal options.

     In March 1991, the Company purchased a one-half interest in the Southwood Shopping Center, a 40,000 square foot community shopping center in Gretna, Louisiana, from Sizeler Realty Co.(LaPalco), Inc. ("LaPalco"), a wholly owned subsidiary of Sizeler Realty, for $900,000. The Southwood Shopping Center is subject to a ground lease from an entity in which Sidney W. Lassen and his wife, and I. William Sizeler, Mr. Lassen's brother-in-law, and his wife own interests. The ground lease's term runs through March 31, 2031. The rent under the ground lease is 50% of cash flow (after debt service and certain other adjustments described below) up to a maximum of $225,000 and in the event the rental payment shall reach $225,000 in any year, it shall remain fixed at $225,000 for each year thereafter. For 2000, payments of $24,000 were made under the ground lease. The Company and LaPalco each contributed their one-half interests in the Southwood Shopping Center to a partnership. Under the terms of the partnership agreement, the

Company is to receive a preferential return equal to 11.25% of (i) its initial contributions to the partnership (valued at $900,000) plus (ii) any subsequent contributions less (iii) any distributions to the Company from sums available from sale or refinancing. Profit and loss allocations after this preferential allocation and the distribution of a like sum to LaPalco will be based on respective ownership interests. Payments of rent under the ground lease are subordinate to payment of the Company's preferential return. LaPalco is the primary obligor on a mortgage note payable with a principal balance of approximately $1,090,000 on December 31, 2000 and maturing in September 2004, secured by the Southwood Shopping Center guaranteed by Sizeler Realty, which LaPalco was obligated to satisfy out of its partnership distributions or other sources. In the event of a sale of the Southwood Shopping Center, proceeds would be distributed as follows: first, to the Company in the amount of any unpaid preferential return plus the amount of its contributions; second, to LaPalco in an amount equal to the greater of the amount distributed to the Company or the amount of financing still outstanding; and finally, to the partners in accordance with their respective interests.

     The Company through wholly-owned subsidiaries, owns its interests in Southland Mall, North Shore Square Mall, Gonzales Plaza, Hammond Square Mall, Westgate Shopping Center, Westland Shopping Center, Airline Park Shopping Center, Azalea Gardens Shopping Center, Colonial Shopping Center, Steeplechase Apartments, Garden Lane Apartments, Georgian Apartments, Colonial Manor Apartments, Magnolia Place Apartments, Governors Gate Apartments and developable land through limited liability companies or partnerships in which the Company has a 99% interest and its partner has a 1% interest. In each case, its partner is a wholly-owned subsidiary of Sizeler Realty.

     See "Management Agreements" for information concerning the compensation by the Company of the Management Company pursuant to the Management Agreements and the affiliation of a Company director and officer with the Management Company and its parent company, Sizeler Realty.


                              3.   OTHER MATTERS


     The directors know of no business to be brought before the Meeting other than as set forth above. If, however, any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


     KPMG LLP, independent accountants, has audited the books of the Company since 1995. The Board of Directors has not yet appointed a firm to act as auditors for the fiscal year ending December 31, 2001. A representative of KPMG LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

     During the fiscal year ending December 31, 2000, KPMG LLP provided various audit and non-audit services to the Company as follows:

     Audit Fees. The aggregate fees billed to the Company by KPMG LLP during the fiscal year 2000 for review of the Company's annual financial statements and those financial statements in the Company's quarterly reports on Form 10-Q totaled $84,000.

     Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2000.

     All Other Fees. The aggregate fees billed by our independent auditors for professional services rendered to us during fiscal year 2000, other than the audit services referred to above, were approximately $68,000 and primarily included services rendered to us in connection with tax preparation and tax consulting services.

     The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected KPMG LLP's independence.


                      STOCKHOLDER PROPOSALS FOR THE 2001
                        ANNUAL MEETING OF STOCKHOLDERS


Proposals in Company's Proxy Statement
--------------------------------------

     Stockholder proposals submitted for inclusion as a stockholder proposal in the Company's proxy materials for the 2002 Annual Meeting of Stockholders must be received by the Company at its office at 2542 Williams Boulevard, Kenner, Louisiana 70062 no later than December 5, 2001.

Proposals to be Introduced at the Annual Meeting but not Intended to be Included
--------------------------------------------------------------------------------
in the Company's Proxy Statement
--------------------------------

     In order to be considered at the 2002 Annual Meeting of Stockholders, stockholder proposals must comply with the advance notice and eligibility requirements contained in the Company's Delaware Bylaws or, if the Reincorporation is approved and the Company reincorporates in Maryland, the Maryland Bylaws. Both the Delaware Bylaws and the Maryland Bylaws provide that stockholders are required to give advance notice to the Company of any nomination by a stockholder of nominees for election as directors and of any business to be brought by a stockholder before a stockholders' meeting. The stockholder providing such notice must be a stockholder of record of the Company who was a stockholder of record at the time of the giving of the notice provided for in the relevant bylaws, who was entitled to vote at the meeting and who has complied with the notice procedures set forth in the relevant bylaws. The advanced notice and eligibility requirements of the Delaware Bylaws and the Maryland Bylaws are described above in the section of this Proxy Statement captioned "Proposal to Reincorporate in Maryland -- Comparison of the Delaware Code, Delaware Certificate and Delaware Bylaws to Maryland Code, Maryland Charter and Maryland Bylaws -- Advance Notice Provisions; Nominations by Stockholders for the Election of Directors."

     Under the Delaware Bylaws, based upon an initial mailing date of April 4, 2001, for this Proxy Statement, a qualified stockholder intending to introduce a proposal or nominate a director at the 2002 Annual Meeting of Stockholders but not intending the proposal to be included in the Company's proxy materials should give written notice to the Company's Chairman or President not later than February 3, 2002 and not earlier than January 4, 2002. If the Reincorporation is approved and the Company reincorporates in Maryland, written notice must be sent to the Chairman of the Board not later than January 4, 2002 and not earlier than December 5, 2001.

     The specific requirements of the advance notice and eligibility provisions with respect to the Company, are set forth in Article I, Section 7 of the Delaware Bylaws, a copy of which is available upon request. In the event that the Company reincorporates in Maryland, the advanced notice and eligibility requirements of Sizeler Maryland are set forth in Article II, Section 9, 11 and 12 of the Maryland Bylaws. Copies of the Maryland Bylaws are attached to this Proxy Statement as Appendix C and are also available upon request. Such requests and any stockholder proposals should be sent to the Chairman or the President of the Company at 2542 Williams Boulevard, Kenner, Louisiana 70062 or, in the event that the Company reincorporates in Maryland, to the Chairman of the Board of the Company at the same address.

                              By Order of the Board of Directors

                              THOMAS A. MASILLA, JR.
                              President

                                                                      APPENDIX A
                                                                      ----------

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------


          THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of ________, 2001, is entered into by and between SIZELER PROPERTY INVESTORS, INC., a Maryland corporation ("Sizeler Maryland"), and SIZELER PROPERTY INVESTORS, INC., a Delaware corporation ("Sizeler Delaware").

          A. Sizeler Maryland was formed as a wholly-owned subsidiary of Sizeler Delaware in connection with a proposal for the reorganization of Sizeler Delaware approved by the board of directors of Sizeler Delaware.

          B. The reorganization of Sizeler Delaware is to be effected by merging Sizeler Delaware with and into Sizeler Maryland and causing the stockholders of Sizeler Delaware to become the stockholders of Sizeler Maryland, with each outstanding share of common stock of Sizeler Delaware being deemed at the effective time of the merger to be one share of common stock of Sizeler Maryland.

          C. The Maryland General Corporation Law (the "Maryland Code") and the Delaware General Corporation Law (the "Delaware Code") permit the reorganization of Sizeler Delaware into Sizeler Maryland provided that Sizeler Delaware and Sizeler Maryland each adopts a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

          D. The boards of directors of Sizeler Delaware and Sizeler Maryland have determined that it is advisable and in the best interests of the stockholders that Sizeler Delaware merge with and into Sizeler Maryland upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Sizeler Delaware in the State of Maryland, and have approved this Merger Agreement.

          E. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

          In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Sizeler Maryland and Sizeler Delaware hereby agree as follows:

          1.   Merger.  Sizeler Delaware shall merge with and into its wholly-
               ------
owned subsidiary, Sizeler Maryland and Sizeler Maryland shall be the surviving
corporation (the "Merger").   Sizeler Maryland is hereinafter sometimes referred
to as the "Surviving Corporation". Provided the conditions set forth in paragraph 7 have been met, the Merger shall become effective as of the date of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware in accordance with the Delaware Code and the date of filing Articles of Merger with the State of Maryland Department of Assessments and Taxation in accordance with the Maryland Code.

          2.   Manner and Basis of Converting Shares. Sizeler Maryland has
               -------------------------------------
authority to issue 70,000,000 shares of capital stock, initially classified as 53,960,000 shares of common stock, par value of $.0001 per share, 40,000 shares of Series A preferred stock, par value $.0001 per share, and 16,000,000 shares of excess stock, par value $.0001 per share. Sizeler Maryland has 100 shares of common stock issued and outstanding, all of which are owned by Sizeler Delaware. Sizeler Maryland does not have any preferred stock issued and outstanding. Sizeler Delaware has authority to issue 45,000,000 shares of common stock, par value $.01 per share, of which 8,142,079 shares were issued and outstanding as of March 22, 2001, and 9,000,000 shares of preferred stock, par value $.01 per share, none of which are outstanding. Upon the Merger becoming effective,
(a) each outstanding share of common stock of Sizeler Delaware shall immediately be deemed to be one share of common stock of Sizeler Maryland without an exchange of certificates or any action on the part of the stockholders thereof and (b) the 100 shares of common stock of Sizeler Maryland owned by Sizeler Delaware, that shall then be owned by Sizeler Maryland by virtue of the Merger, shall be retired and resume the status of authorized and unissued shares and any capital represented by such shares shall be eliminated.

          3.   Articles of Incorporation and Bylaws.  The Articles of
               ------------------------------------
Incorporation and Bylaws of Sizeler Maryland in effect on the effective date of the Merger shall be the Articles of Incorporation and Bylaws of Sizeler Maryland as the Surviving Corporation until further amended in accordance with the Maryland Code.

          4.   Officers and Directors.  The persons who are executive officers
               ----------------------
of Sizeler Maryland immediately prior to the effective time of the Merger shall be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been elected and qualified. The directors of Sizeler Maryland at the effective time of the Merger shall be the directors of the Surviving Corporation, in accordance with the Articles of Incorporation of Sizeler Maryland until their successors have been elected and qualified.

          5.   Succession.  Upon the Merger becoming effective, Sizeler Delaware
               ----------
shall merge with and into Sizeler Maryland, the Surviving Corporation, and Sizeler Delaware shall cease to exist. The Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Sizeler Delaware; and all the rights, privileges, powers and franchises of Sizeler Delaware, and all property, real, personal and mixed, and all debts due to Sizeler Delaware on whatever account, as well as for stock subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving

Corporation as they were of Sizeler Delaware, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Sizeler Delaware shall be preserved unimpaired, and all debts, liabilities and duties of Sizeler Delaware shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. The employees and agents of Sizeler Delaware shall become the employees and agents of the Surviving Corporation and shall be entitled to the same rights and benefits which they enjoyed as employees and agents of Sizeler Delaware.

          6.   Further Assurances.  Each of Sizeler Maryland and Sizeler
               ------------------
Delaware shall execute or cause to be executed all documents and shall take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

          7.   Conditions.  Consummation of the Merger and related
               -----------
transactions is subject to satisfaction of the following conditions prior to the effective time of the merger:

          (a) The Merger shall have been approved by the requisite vote of stockholders of Sizeler Delaware and Sizeler Maryland, and all necessary action shall have taken place to authorize the execution, delivery and performance of this Merger Agreement by Sizeler Delaware and Sizeler Maryland.

          (b) All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby shall have been obtained.

          (c) No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of Sizeler Delaware or Sizeler Maryland would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of Sizeler Maryland after the effective time, or create a risk of subjecting Sizeler Delaware or Sizeler Maryland, or their respective stockholders, officers, or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

          8.   Termination; Amendment.  This Merger Agreement may be terminated
               ----------------------
and the Merger abandoned or deferred by either Sizeler Maryland or Sizeler Delaware by appropriate resolution of the board of directors of either Sizeler Maryland or Sizeler Delaware at any time prior to the merger becoming effective notwithstanding approval of this Merger Agreement by the stockholders of Sizeler Delaware or Sizeler Maryland, or both, if circumstances arise which, in the opinion of the board of directors of Sizeler Delaware or Sizeler Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this

Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the effective time of the Merger with respect to any of the terms contained herein.

          IN WITNESS WHEREOF this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of _______________, 2001.



                              SIZELER PROPERTY INVESTORS, INC.,
                              a Maryland Corporation
ATTEST:

                              By:   ___________________________________________
__________________________          Thomas A. Masilla, Jr., President
James W. Brodie, Secretary


                              SIZELER PROPERTY INVESTORS, INC.
                              a Delaware Corporation
ATTEST:

                              By:   ___________________________________________
__________________________          Thomas A. Masilla, Jr., President
James W. Brodie, Secretary



596974

                                                                      Appendix B


                           ARTICLES OF INCORPORATION
                           -------------------------

                                      OF
                                      --

                       SIZELER PROPERTY INVESTORS, INC.
                       --------------------------------


          The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.


                                   ARTICLE I

                                 INCORPORATOR

          The name of the incorporator is Kayla E. Klos.

          The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:
800 Fleet Bank Building, Twelve Fountain Plaza, Buffalo, New York 14202.

          The incorporator is at least eighteen years of age.

          The incorporator is forming the corporation named in this Charter under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.


                                  ARTICLE II

                               NAME AND DURATION

          The name of the corporation is Sizeler Property Investors, Inc. (the "Corporation"). The duration of the Corporation shall be perpetual.


                                  ARTICLE III

                                   PURPOSES

          (a)  The purposes for which the Corporation is formed are:

                 (1) To engage in the business of a real estate investment trust ("REIT") as that term is defined in the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code") at any time prior to the occurrence of the Restriction Termination Date, if any, as defined in Article V,
Section 2 and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force including the Maryland General Corporation Law; and

                 (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article III or to any other business at the time or theretofore engaged in by the Corporation.

            (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland including the Maryland General Corporation Law.


                                  ARTICLE IV

                         PRINCIPAL OFFICE IN MARYLAND
                              AND RESIDENT AGENT

            The present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, 300 East Lombard Street, Baltimore, Maryland 21202.


                                   ARTICLE V

                                 CAPITAL STOCK

Section 1.  Authorized Capital Stock.

            (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 70,000,000, initially classified as 53,960,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), 40,000 shares of Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock") and 16,000,000 shares of excess stock, par value $0.0001 per share (the "Excess Stock"). A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the Corporation has authority to issue.

                    The Common Stock, the Series A Preferred Stock and the Excess Stock shall each constitute separate classes of capital stock of the Corporation.

               (b) Terminology and Aggregate Par Value. All classes of capital stock (except Excess Stock) are referred to herein as "Equity Stock;" all classes of capital stock (including Excess Stock) are referred to herein as "Stock." The aggregate par value of all of the Corporation's authorized Stock is $7,000.

Section 2.     REIT-Related Restrictions and Limitations on the Equity Stock.

               Until the "Restriction Termination Date," as defined below, all Equity Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT.

               (a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:

                    "Beneficial Ownership" or "Beneficially Own" shall mean
               ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficially Own" and "Beneficially Owned" and "Beneficial Owner" shall have the correlative meanings.

                    "Beneficiary" shall mean a beneficiary of the Trust as
               determined pursuant to Section 5(f) of this Article V.

                    "Charitable Beneficiary" shall mean one or more
               beneficiaries of the Trust as determined pursuant to Section 5(b)(ii) of this Article V, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each Sections 170(b)(1)(A), 2055 and 2522 of the Code.

                    "Constructive Ownership" or "Constructively Own" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by
               Section 856(d)(5) of the Code. The terms "Constructively

          Own," "Constructively Owned" and "Constructive Owner" shall have the correlative meanings.

               "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange, Inc. (the "NYSE"), of Equity Stock on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

               "Ownership Limit" shall mean 9.9% in value or in number of the outstanding Equity Stock, whichever is more restrictive. The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.

               "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

               "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock as defined below in
          Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

               "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

               "Restriction Termination Date" shall mean the effective date, if any, for revocation or termination of the Corporation's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

               "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record beneficially or constructively (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock), and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

               "Trust" shall mean the trust created pursuant to Section 5(b) of this Article V.

               "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

          (b) Ownership Limitation and Transfer Restrictions with Respect to Equity Stock.

               (i) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit.

               (ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab
                                                                             --
          initio as to the Transfer of such Equity Stock that would be otherwise
          ------
          Beneficially Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such excess shares of Equity Stock.

               (iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio
                                                                     -- ------
          as to the Transfer ofsuch Equity Stock which would be otherwise Beneficially Owned by the transferee; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

               (iv) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the shares of Equity
                        -- ------
          Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

               (v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Constructive Ownership of any Equity Stock of the Corporation in violation of this
          Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of Section 2(b)(ii),
          Section 2(b)(iii) or Section 2(b)(iv) of this Article V shall automatically result in the conversion and exchange described in
          Section 2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.

          (c)  Automatic Conversion of Equity Stock into Excess Stock.

          Subject to Section 5(a) of this Article V below,

               (i)   If, notwithstanding the other provisions contained in this
          Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall automatically (and without action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

               (ii) If, notwithstanding the other provisions contained in this
          Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would cause the Corporation to become "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, then the shares of Equity Stock being Transferred, or resulting from any other change in the capital structure of the Corporation, that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

          (d) The Corporation's Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or is attempted to be Transferred, in violation of Section 2(b) of this Article V, or which has become shares of Excess Stock as provided in Section 2(c) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the class of Equity Stock to which such shares of Excess Stock relate on the date the Corporation, or its designee, gives notice of such redemption. The Corporation shall have the right to redeem any Stock described in this Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer or (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.

          (e) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and Limitations.

               (i) Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 2(b) of this Article V, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee such that Equity Stock proposed to be acquired is converted into Excess Stock under Section 2(c) of this Article V, shall immediately give written notice or in the event of a proposed or attempted Transfer, give at least 15 days' prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

               (ii) Prior to the Restriction Termination Date, every Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT; and

               (iii) Prior to the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may reasonably request, in good faith, in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

               (iv) Each certificate for Equity Stock to be issued by the Corporation hereafter shall bear substantially the following legend:

               "The securities represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.9% (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of the Corporation, with further restrictions and exceptions set forth in the Charter of the Corporation. There shall be no Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being Beneficially Owned by fewer than 100 persons or that would result in the Corporation's being "closely held" under section 856(h) of the Code. Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer to such Person. If attempt is made to violate these restrictions on Transfers, (i) any purported Transfer will be void and will not be recognized by the Corporation, (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby generally will be automatically converted into and exchanged for Excess

          Stock, which will be held in trust by the Trustee in part for the benefit of a Charitable Beneficiary. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each stockholder who directs a request to the Chairman of the Board of the Corporation."

               (v) Subject to Section 2(f)(iii) of this Article V, nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

          (f)  Exemptions.

               (i) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days' written notice from a Transferee prior to a proposed Transfer that, if consummated, would result in the intended Transferee Beneficially Owning Equity Stock in excess of the Ownership Limit, and upon such other conditions as the Board of Directors may direct, may in its sole and absolute discretion exempt a Person from the Ownership Limit.

               (ii) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors, may in its sole and absolute discretion exempt a Person from the limitation on a Person Constructively Owning Equity Stock in excess of the Ownership Limit, if (x) such Person does not and represents that it will not directly own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation; (y) the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact; and
          (z) such Person agrees that any violation or attempted violation of such representations, undertakings and agreement will result in such Equity Stock in excess of the Ownership Limit being converted into and exchanged for Excess Stock in accordance with Section 2(c) of this
          Article V.

               (iii) Nothing in this Article V shall preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded. Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this Article V.

               (iv)  Subject to sub-paragraph (b) (iv) of this Article V,
          Section 2, an underwriter which participates in a public offering or a private placement of

          Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Ownership Limit but only to the extent necessary to facilitate such public offering or private placement or to support such offering or placement in the aftermarket.

                    (v) The Board of Directors may from time to time increase or decrease the Ownership Limit; provided however,

                    (A) Any decrease may be made only prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately);

                    (B) The Ownership Limit may be increased if, after giving effect to such increase, five Persons could Beneficially Own or Constructively Own in the aggregate, of more than 50.0% in value of the shares of Equity Stock then outstanding; and

                    (C) Prior to the modification of Ownership Limit, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

             (g) Savings Provision. If any of the restrictions on transfer of stock contained in this Article are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Corporation, to have acted as an agent of the Corporation in acquiring such stock and to hold such stock on behalf of the Corporation.

Section 3.   Classification and Reclassification of Stock.

             (a) Power of Board to Classify or Reclassify Stock. The Board of Directors shall have the power, in its sole discretion and without limitation, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

               (i) The distinctive designation of such class or series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

               (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

               (iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

               (iv) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

               (v) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

               (vi) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidations dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                    (vi) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                    (viii) Any other preferences, rights, restrictions,
               including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

               (b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                    (i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

                    (ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.

                    (iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

Section 4.     Common Stock.

               Subject to the provisions of Sections 2 and 5 of this Article V, the Common Stock shall have the following designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption, limitations as to dividends and any other restrictions, and such others as may be afforded by law:

               (a) Voting Rights. Subject to action, if any, by the Board of Directors, pursuant to Section 3 of this Article V, each share of Common Stock shall have one vote, and, except as otherwise provided in respect of the Series A Preferred Stock or any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Shares of Common Stock shall not have cumulative voting rights.

               (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to Section 3 of this Article V or provided for in Article VI shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of preferred stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefor.

               (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to
Section 3 of this Article V or provided for in Article VI, to be distributed to the holders of any then outstanding preferred stock, and subject to the right, if any, of the holders of any outstanding preferred stock to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Stock, ratably in proportion to the number of shares of Common Stock held by them. For purposes of making liquidating distributions pursuant to this
Section 4(c) of this Article V, Excess Stock shall be included as part of the preferred stock and the Common Stock to the extent provided in Section 5(e) of this Article V below.

               (d) Conversion Rights. Each share of Common Stock is convertible into Excess Stock as provided in Section 2(c) of this Article V.

Section 5.     Excess Stock.

               (a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, the automatic conversion and exchange of certain Equity Stock into Excess Stock in the circumstances provided for in Section 2(c) of this Article V shall be deemed not to have occurred, nunc pro tunc, if the Corporation shall have determined, in the sole and absolute discretion of the Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met for the Corporation to qualify for treatment as a REIT.

          (b)  Ownership of Excess Stock in Trust.

               (i) Upon any purported Transfer that results in Excess Stock pursuant to Section 2(c) of this Article V, such Excess Stock shall be held, in book entry form, in the name of the Trustee in Trust for the exclusive benefit of (i) one or more Charitable Beneficiaries and (ii) such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(f) of this
          Article V. Excess Stock so held in Trust shall be issued and outstanding Stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f) of this Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 5(f) of this Article V.

               (ii) By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Excess Stock held in the Trust would not violate the restrictions set forth in Section 2(b) of this Article V in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

          (c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters. Any vote cast by the Purported Record Transferee in respect of shares of Excess Stock prior to the discovery that shares of Equity Stock had been converted into Excess Stock, shall be void ab
                                                                           --
initio.
------

          (d) Dividend Rights. Subject to the provisions of this Section 5(d) of this Article V, Excess Stock shall be entitled to receive dividends equal to the dividends declared on any class of Equity Stock from which the Excess Stock had been converted, and a declaration of dividends on such class of Equity Stock shall also constitute a declaration of dividends on the Equity Stock. The Trustee shall have all rights to dividends or other distributions with respect to shares of Excess Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Equity Stock had been converted into Excess Stock and transferred to the Trustee shall be paid with respect to such shares of Excess Stock to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. Notwithstanding the provisions of this Article V, until the Corporation has received notification that shares of Equity Stock have been converted to Excess Stock and transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

          (e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of share(s) of Excess Stock shall be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued. The Trustee, as holder of the Excess Stock in Trust, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, provided that any amounts per share in excess of (i) the price per share paid by the Purported Record Transferee for the Equity Stock that resulted in Excess Stock or (ii) if the Purported Record Transferee did not give value for such Excess Stock (through gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock, shall be paid to the Charitable Beneficiary.

          (f)  Restrictions on Transfer; Designation of Beneficiary.

               (i) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the Purported Record Transferee does not receive a price for designating such Beneficiary that reflects a price per share of Excess Stock that exceeds (x) the price per share that such Purported Record Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock; or (y) if the Purported Record Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall automatically be exchanged for an equal number of shares of Equity Stock of the same class as such stock had been previously immediately prior to it becoming Excess Stock, and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its redemption rights under Section 2(d) of this Article V.

               (ii) Notwithstanding the foregoing, if a Purported Record Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under Section 5(f)(i) of this Article V, such

               Purported Record Transferee shall pay, or cause such Beneficiary to pay, such excess to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Equity Stock have been converted into Excess Stock and transferred to the Trustee, such shares are sold by a Purported Record Transferee, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares that exceeds the amount allowable under Section 5(f)(i) of this Section V, such excess shall be paid to the Trustee upon demand.

                    (iii) Each Purported Record Transferee and Charitable
               Beneficiary waive any and all claims that they may have against the Trustee and the Trust arising out of the disposition of any shares of Excess Stock transferred to the Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this
               Section 5(f)(iii) of this Article V by, the Trustee or the Corporation.

Section 6.     General Provisions.

               (a) Interpretation and Ambiguities. The Board of Directors shall have the power to interpret and to construe the provisions of this Article V, including any definition contained in Section 1, and the Board of Directors shall have the power to determine the application of the provisions of this
Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

               (b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE VI

                           SERIES A PREFERRED STOCK

Section 1.     Designation and Amount.

               There is hereby designated 40,000 shares of Equity Stock, par value $0.0001 per share, as Series A Preferred Stock.

Section 2.     Dividends and Distributions.

                    (A) Subject to the prior and superior rights of the holders of any shares of any class or series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors (as used in this Article VI the "Board") out of funds legally available for that purpose, quarterly dividends payable in cash on a day (specified by the Board) in each quarterly period of each year commencing on or after the initial date of issuance of the shares of Series A Preferred Stock with respect to which dividends have been declared, but in no event later than the 20th day of December, March, June and September or, if any such day is not a business day, on the next succeeding business day (each such date being referred to in this Article VI as a "Quarterly Dividend Payment Date") commencing after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of the Common Stock, or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time the effective date of this Charter (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                    (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                    (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty
(30) days prior to the date fixed for the payment thereof.

Section 3.     Voting Rights.

               The holders of shares of Series A Preferred Stock shall have the following voting rights:

                    (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                    (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided herein or by law, the holders of the shares of Series A Preferred Stock shall not be entitled to vote as a separate class on any matters submitted to a vote of the stockholders.

                    (C) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.     Certain Restrictions.

                    (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 of this Article VI are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                         (i)   declare or pay dividends on, make any other
distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to, the Series A Preferred Stock;

                         (ii)  declare or pay dividends on, or make any other
distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock and all such junior stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         (iii) redeem or purchase or otherwise acquire for
consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                         (iv)  purchase or otherwise acquire for consideration
of any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                    (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation should, under paragraph (A) of this Section 4 of Article VI, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.     Reacquired Shares.

               Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Series A

Preferred Stock and may be reclassified and reissued by resolution of the Board, subject to the conditions and restrictions on issuance set forth herein.

Section 6.     Liquidation, Dissolution or Winding Up.

                    (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $.01 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Notwithstanding any provision of this Charter to the contrary, following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) one thousand (1,000) (as appropriately adjusted as set forth in paragraph (C) of this Section to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) immediately above being referred to as the "Adjusted Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to such Preferred Stock and Common Stock, on a per share basis, respectively.

                    (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

                    (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.     Consolidation, Merger, etc.

               In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock, or (ii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.     Redemption.

               The outstanding shares of Series A Preferred Stock, at the option of the Board, may be redeemed as a whole, but not in part, at any time, or from time to time, at a cash price per share equal to one hundred five percent (105%) of (i) the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid, or declared and a sum sufficient for the payment thereof set apart, without interest. The "Average Market Value" is the average of the closing sale prices of the Common Stock during the thirty (30) day period immediately preceding the date before the redemption date on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the average of the closing sale prices with respect to a share of Common Stock during such thirty (30) day period, as quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value of the Common Stock as determined by the Board of Directors in good faith.

Section 9.     Ranking.

               The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10.    Amendment.

               Except as otherwise provided by law, the Charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11.    Fractional Shares.

               At the Corporation's sole discretion, Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.


                                  ARTICLE VII

                            THE BOARD OF DIRECTORS

Section 1.     Authorized Number and Initial Directors.

               The business and affairs of the Corporation shall be managed by a Board of Directors. The authorized number of directors of the Corporation initially shall be eight, which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The persons who shall serve as directors effectively immediately and until their successors are duly elected and qualify are as follows:

                               J. Terrell Brown
                               Harold B. Judell
                               Richard L. Pearlstone
                               Francis L. Fraenkel
                               Sidney W. Lassen
                               Thomas A. Masilla, Jr.
                               James W. McFarland
                               Theodore H. Strauss

At least three of the directors of the Corporation shall be Independent Directors (as defined in Section 10 of this Article VII). No decrease in the number of directors shall shorten the term of any incumbent director.

Section 2.     Directors Elected by Preferred Stockholders.

               Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in Section 1 of this Article VII or in the Bylaws. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director of directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

Section 3.     General Term of Office; Classes of Directors.

               The directors of the Corporation (except for the directors elected by the holders of any one or more series of preferred stock of the Corporation as provided in Section 2 of this Article VII) shall be divided into three classes, Class I, Class II and Class III, as follows:

                    (1) The term of office of Class I shall be until the 2002 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified;

                    (2) the term of office of Class II shall be until the 2003 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified; and

                    (3) the term of office of Class III shall be until the 2004 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified.

               The number of directors in each class shall be as nearly equal in number as possible. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of directors in any two classes shall not exceed one. The names of the individuals who will serve as initial directors until their successors are elected and qualified are as follows:

               Class I:       Francis L. Fraenkel
                              Sidney W. Lassen

               Class II:      Thomas A. Masilla, Jr.
                              James A. McFarland
                              Theodore H. Strauss

               Class III:     J. Terrell Brown
                              Harold B. Judell
                              Richard L. Pearlstone

Section 4.     Removal of Directors.

               Subject to the rights of holders of any class separately entitled to elect one or more directors, a director may be removed from office but only for cause and only by the affirmative vote of the holders of at least 75% of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class, at a meeting of stockholders called expressly for that purpose.

Section 5.     Filling Vacancies.

               Subject to the rights of the holder of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (whether or not constituting a quorum) or, unless the Corporation has elected to be subject to the provisions of
Section 3-804(c) of the Maryland General Corporation Law, the required vote of the stockholders of the Corporation. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. Unless the Corporation has elected to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law, a director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

Section 6.     Board Authorization of Share Issuances.

               The Board of Directors of the Corporation may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation.

Section 7.     Preemptive Rights.

               No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

Section 8.     Amendments to the Bylaws.

               In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation. Notwithstanding any other provision of the Charter or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be made, repealed, altered, amended or rescinded by the stockholders of the Corporation except by (1) the affirmative vote of not less than 75% of the aggregate votes entitled to be cast (considered for this purpose as one class) at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or recission is included in the notice of such meeting) or (2) as set forth above, by the Board of Directors.

Section 9.     Certain Other Determinations by the Board of Directors.

               The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: the manner in which distributions are to be made to stockholders; the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock; the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation nor liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets of the Corporation.

Section 10.    Reserved Powers of the Board of Directors.

               The enumeration and definition of particular powers of the Board of Directors included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

Section 11.    Certain Definitions.

               For purposes of Articles VII and VIII:

               (a) The term "Advisor" shall mean an entity responsible for directing or performing the day-to-day business affairs of the Corporation including a person or entity to which an Advisor subcontracts substantially all of such functions.

               (b) The term "Independent Directors" shall mean the Directors of the Corporation who are not affiliated, directly or indirectly, with an Advisor of the Corporation whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serves as an officer or director of such Advisor of an affiliated business entity of such Advisor. A Director shall not be considered independent if he is serving as a Director for more than three real estate investment trusts organized by the same Sponsor. Independent Directors shall also mean those who perform no other services for the Corporation, except as Directors. An indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with an Advisor of the Corporation or entity for which he serves as Director.

               (c) The term "Unimproved Real Property" shall mean property of the Corporation which has the following three characteristics: (1) an equity interest in property which was not acquired for the purpose of producing rental or other operating income, (2) has no development or construction in process on such property, and (3) no development or construction on such property is planned in good faith to commence on such land within one year.

                                 ARTICLE VIII

               PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                 CERTAIN POWERS OF THE CORPORATION AND OF THE
                          STOCKHOLDERS AND DIRECTORS

Section 1.     Prohibited Transactions.

               The Corporation shall not:

               (a) Invest more than 10% of its assets in Unimproved Real Property or mortgage loans on Unimproved Real Property;

               (b) Invest in commodities or commodity future contracts, other than interest rate futures used solely for hedging purposes;

               (c) Issue equity securities redeemable at the option of the holder thereof;

               (d) Issue options or warrants to purchase Common Stock of the Corporation at an exercise price of less than the fair market value of the Common Stock or which are for more than 10% of the shares of Common Stock on the date such option or warrant is granted, provided, however, that the Corporation may issue options to Directors of the Corporation with an exercise price less than the fair market value of Common Stock on the date the option is granted pursuant to a plan under which (1) a Director waives the right to all or part of the annual Director's fee in return for the granting of such option and (2) the sum of (A) the exercise price per share of Common Stock pursuant to the plan and
(B) the per share amount of Director's fee waived in connection with the granting of the option is equal to the fair market value of a share of Common Stock on the date the option is granted;

               (e) Invest in real estate contracts for sale, unless such real estate contracts are in recordable form and appropriately recorded in the chain of title;

               (f) Invest in mortgage loans unless an appraisal is obtained for the underlying property; or

               (g) Allow the aggregate borrowing of the Corporation to exceed 300% of the Net Assets of the Corporation, unless the Independent Directors determine that a higher level of borrowing is appropriate.

Section 2.     Related Party Transactions.

               Without limiting any other procedure available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or any officer, director, stockholder or member of such other party (an "Interested Officer/Director"), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: ii) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board of Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of the stock held of record by the Interested Officers/Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

Section 3.     REIT Qualification.

               After the Corporation has initially elected to qualify as a REIT under the Code, the Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT, provided, however, that if the Board of Directors determines in its discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. Nothing contained in the Charter shall limit the authority of the Board of Directors to take such action as it in its sole discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the Corporation's eligibility to be, and preserving the Corporation's status as, a qualified REIT under the Code.

Section 4.     Other Considerations.

               The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including but not limited to debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including but not limited to any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company or assets which would create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

Section 5.     Stockholder Proposals.

               For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Chairman of the Board of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Maryland General Corporation Law.

Section 6.     Voting Requirements.

               Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and entitled to vote thereon, except as otherwise provided in the Charter of the Corporation. All mergers, consolidations, share exchanges, recapitalization or dissolutions to which the Corporation is a party and all sales of all or substantially all the assets of the Corporation shall not be valid and effective unless advised by at least 75% of the Board of Directors.


                                  ARTICLE IX

                             BUSINESS COMBINATIONS

               The Corporation has elected to incorporate in the State of Maryland with the intention to rely on the provisions of Subtitle 6, Special Voting Requirements, (Sections 3-601 through Sections 3-603 at the date of incorporation) of the Maryland General Corporation Law ("Subtitle 6") as it may be amended or renumbered from time to time; provided, however, that in the event the provisions of Subtitle 6 are effectively repealed or otherwise deleted from the Maryland General Corporation Law or any other Maryland statute governing the Corporation, the Corporation hereby incorporates by reference in this Article IX of this Charter the provisions of Subtitle 6 as in effect on the date of the Company's incorporation in Maryland with the same effect as if such provisions had been set forth in full text in this Article IX.


                                   ARTICLE X

                                INDEMNIFICATION
                          AND LIMITATION OF LIABILITY

Section 1.     Indemnification.

               The Corporation shall provide any indemnification permitted by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows: (a) the Corporation shall indemnify its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (b) the Corporation shall indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the corporation and its directors, officers, agents and employees.

Section 2.     Limitation of Liability.

               To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.


                                  ARTICLE XI

                                  AMENDMENTS

               (a) Right to Amend Charter. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise.

               (b) Certain Amendments Requiring Special Director Approval. Any amendment to, repeal of or adoption of any provision inconsistent with Article V, Section 2 (REIT related restrictions), Article VI, Article VII, Article IX,
Article X or this Article XI will be effective only if it is also advised by at least 75% of the Board of Directors.

               (c) Certain Amendments Requiring Special Stockholder Vote. Any provision of the Charter of the Corporation to the contrary notwithstanding:

                    (i)  Article VII, Section 3 (classification of directors),
               Section 4 (removal of directors) and Section 8 (amendments of Bylaws); Article IX

               (business combinations); Article X (indemnification and limitation of liability); and this Article XI shall not be amended, altered, rescinded or repealed; and

                    (ii) no provision imposing cumulative voting in the election of directors may be added to the Charter of the Corporation;

unless in each such case, in addition to any vote required by the terms of then outstanding Preferred Stock, such action is approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter.

               IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated:    ________________, 2001


                                        ________________________________________
                                              Kayla E. Klos, Incorporator

                           Consent of Resident Agent


          THE UNDERSIGNED, hereby consents to act as resident agent in Maryland for the entity named in the attached instrument.



[___________________________________________
Signature
Printed Name: _______________________________]

[The Corporate Resident Agent


By: ________________________________________
Printed Name: _______________________________]

                                                                      Appendix C




                                    BYLAWS

                                      OF

                       SIZELER PROPERTY INVESTORS, INC.

                            A MARYLAND CORPORATION

                       SIZELER PROPERTY INVESTORS, INC.

                                    BYLAWS


                               TABLE OF CONTENTS
                               -----------------

                                                                             PAGE
                                                                             ----
ARTICLE I.....................................................................  1
           OFFICES............................................................  1
                Section 1.    PRINCIPAL OFFICE................................  1
                Section 2.    ADDITIONAL OFFICES..............................  1

ARTICLE II....................................................................  1
           STOCKHOLDERS.......................................................  1
                Section 1.    ANNUAL MEETING..................................  1
                Section 2.    SPECIAL MEETING.................................  2
                Section 3.    PLACE OF MEETINGS...............................  2
                Section 4.    NOTICE..........................................  2
                Section 5.    QUORUM; ADJOURNMENTS............................  2
                Section 6.    VOTING..........................................  3
                Section 7.    PROXIES.........................................  3
                Section 8.    ORGANIZATION....................................  4
                Section 9.    CONDUCT OF BUSINESS.............................  4
                Section 10.   CONDUCT OF VOTING...............................  5
                Section 11.   ADVANCE NOTICE PROVISIONS FOR ELECTION
                              OF DIRECTORS....................................  5
                Section 12.   ADVANCE NOTICE PROVISIONS FOR BUSINESS
                              TO BE TRANSACTED AT ANNUAL MEETING..............  6
                Section 13.   LIST OF STOCKHOLDERS............................  7
                Section 14.   VOTING OF STOCK BY CERTAIN HOLDERS..............  8
                Section 15.   INFORMAL ACTION BY STOCKHOLDERS.................  8
                Section 16.   MEETING BY TELEPHONE CONFERENCE.................  8

ARTICLE III...................................................................  9
           DIRECTORS..........................................................  9
                Section 1.    GENERAL POWERS; QUALIFICATIONS..................  9
                Section 2.    NUMBER AND TENURE...............................  9
                Section 3.    VACANCIES.......................................  9
                Section 4.    REGULAR MEETINGS................................  9
                Section 5.    SPECIAL MEETINGS................................ 10
                Section 6.    NOTICE.......................................... 10
                Section 7.    QUORUM.......................................... 10
                Section 8.    VOTING.......................................... 11
                Section 9.    TELEPHONE MEETINGS.............................. 11

                                                                              PAGE
                                                                              ----
               Section 10.   INFORMAL ACTION BY DIRECTORS....................   11
               Section 11.   COMPENSATION....................................   11
               Section 12.   REMOVAL OF DIRECTORS............................   11
               Section 13.   LOSS OF DEPOSIT.................................   12
               Section 14.   SURETY BONDS....................................   12
               Section 15.   RELIANCE........................................   12
               Section 16.   CERTAIN RIGHTS OF DIRECTORS.....................   12
               Section 17.   RESIGNATION.....................................   12
               Section 18.   PRESUMPTION OF ASSENT...........................   13
               Section 19.   ADVISORY DIRECTORS
ARTICLE IV...................................................................   13
           COMMITTEES........................................................   13
                Section 1.    NUMBER, TENURE AND QUALIFICATIONS..............   13
                Section 2.    POWERS.........................................   14
                Section 3.    CONDUCT OF BUSINESS
ARTICLE V....................................................................   14
           OFFICERS..........................................................   14
                Section 1.    GENERAL PROVISIONS.............................   14
                Section 2.    ELECTION, TENURE AND REMOVAL OF
                              OFFICERS.......................................   14
                Section 3.    CHAIRMAN OF THE BOARD..........................   15
                Section 4.    VICE-CHAIRMAN..................................   15
                Section 5.    PRESIDENT......................................   15
                Section 6.    VICE-PRESIDENTS................................   15
                Section 7.    CHIEF FINANCIAL OFFICER, TREASURER
                              AND CONTROLLER.................................   16
                Section 8.    SECRETARY......................................   16
                Section 9.    ASSISTANT AND SUBORDINATE OFFICERS.............   16
                Section 10.   SALARIES.......................................   16
                Section 11.   DELEGATION OF AUTHORITY........................   17

ARTICLE VI...................................................................   17
           INDEMNIFICATION...................................................   17
                Section 1.    PROCEDURE......................................   17
                Section 2.    EXCLUSIVITY, ETC...............................   17
                Section 3.    SEVERABILITY; DEFINITIONS......................   18

ARTICLE VII..................................................................   18
           STOCK.............................................................   18
                Section 1.    CERTIFICATES...................................   18
                Section 2.    TRANSFERS......................................   19
                Section 3.    LOST CERTIFICATE...............................   19

                                                                                                  PAGE
                                                                                                  ----
               Section 4.   CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE..................    20
               Section 5.   STOCK LEDGER........................................................    20

ARTICLE VIII....................................................................................    21
          SPECIAL REIT PROVISIONS...............................................................    21
               Section 1.   DEFINITIONS.........................................................    21
               Section 2.   CONFLICTS OF INTEREST...............................................    22
               Section 3.   ANNUAL REPORTS......................................................    22
               Section 4.   ADVISORY CONTRACT...................................................    23
               Section 5.   ADVISOR COMPENSATION................................................    23
               Section 6.   REAL ESTATE BROKERAGE COMMISSIONS ON RESALE OF PROPERTY.............    24

ARTICLE IX......................................................................................    24
          FISCAL YEAR...........................................................................    24

ARTICLE X.......................................................................................    24
          DIVIDENDS.............................................................................    24
               Section 1.   DECLARATION.........................................................    24
               Section 2.   CONTINGENCIES.......................................................    24

ARTICLE XI......................................................................................    25
          INVESTMENT POLICY.....................................................................    25

ARTICLE XII.....................................................................................    25
          SEAL..................................................................................    25
               Section 1.   SEAL................................................................    25
               Section 2.   AFFIXING SEAL.......................................................    25

ARTICLE XIII....................................................................................    25
          WAIVER OF NOTICE......................................................................    25

ARTICLE XIV.....................................................................................    26
          FINANCE...............................................................................    26
               Section 1.   CONTRACTS...........................................................    26
               Section 2.   CHECKS AND DRAFTS...................................................    26
               Section 3.   DEPOSITS............................................................    26
               Section 4.   ANNUAL STATEMENT OF AFFAIRS.........................................    26

ARTICLE XV......................................................................................    27
          CERTAIN ELECTIONS.....................................................................    27
               Section 1.   ELECTION OF SUBTITLE 8 PROVISIONS REGARDING UNSOLICITED TAKEOVERS...    27

                                                                                           PAGE
                                                                                           ----

               Section 2.   EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE.............    27

ARTICLE XVI..............................................................................    27
          SUNDRY PROVISIONS..............................................................    27
               Section 1.   BOOKS AND RECORDS............................................    27
               Section 2.   BONDS........................................................    27
               Section 3.   VOTING UPON SHARES IN OTHER CORPORATIONS.....................    28
               Section 4.   MAIL.........................................................    28
               Section 5.   CONTRACTS AND AGREEMENTS.....................................    28
               Section 6.   FACSIMILE SIGNATURES.........................................    28
               Section 7.   RELIANCE UPON BOOKS, REPORTS AND RECORDS.....................    28
               Section 8.   TIME PERIODS.................................................    29

ARTICLE XVII.............................................................................    29
          AMENDMENT OF BYLAWS............................................................    29

                                MARYLAND BYLAWS

                                      OF

                       SIZELER PROPERTY INVESTORS, INC.



                                   ARTICLE I

                                    OFFICES


 Section 1.    PRINCIPAL OFFICE

               The principal office of the Corporation shall be located in Maryland at such place as the Board of Directors may designate.


 Section 2.    ADDITIONAL OFFICES

               The Corporation may have its principal executive offices and additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II

                                 STOCKHOLDERS


 Section 1.    ANNUAL MEETING

               The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers at such time and on such date as the Chairman or Board of Directors shall set. Except as the Charter or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

 Section 2.    SPECIAL MEETING

               At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board, the President, or by a majority of the Board of Directors by a vote at a meeting or in writing (addressed to the Chairman of the Board of the Corporation) with or without a meeting. Subject to the procedures set forth in Section 11 of this
Article II and this Section, special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making such request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. The Board of Directors shall have sole power to fix the date and time of the special meeting.


 Section 3.    PLACE OF MEETINGS

               Meetings of stockholders shall be held at such place as is set from time to time by the Board of Directors.


 Section 4.    NOTICE

               Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to him or her at his or her address as it appears on the records of the Corporation or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting signs a waiver of the notice which is filed with the records of the stockholders' meetings or is present at the meeting in person or by proxy.


 Section 5.    QUORUM; ADJOURNMENTS

               Unless the statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure.

               Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.


 Section 6.    VOTING

               A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In all elections for directors, each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter or with respect to a particular class or series of stock and other than Excess Stock of the Corporation, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if any installment payable on it is overdue and unpaid.


Section 7.     PROXIES

               A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. Before or at the time of the meeting, a proxy shall be filed with the Secretary of the Corporation or with any person authorized by the Secretary to receive proxy authorizations and who shall promptly submit such proxy authorizations to the Secretary.


 Section 8.    ORGANIZATION

               The Chairman or, if the Board of Directors has designated another person, such other person, or, in the absence of such other person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of the meeting shall have the power, in his sole discretion, to adjourn, recess, delay or otherwise postpone the date or time of any annual or special meeting of stockholders.


 Section 9.    CONDUCT OF BUSINESS

               Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record at the time of giving notice(s) provided for in Section 11 and Section 12 of this Article II, (ii) who is entitled to vote at the meeting and (iii) who complied with the notice(s) procedures set forth in Section 11 and Section 12 of this Article II. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) only pursuant to the Corporation's notice of meeting and (b), in the case of nominations of persons for election to the Board of Directors, (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation (A) who was a stockholder of record at the time of giving notice provided for in Section 11, (B) who is entitled to vote at the meeting and (C) who complied with the notice procedures set forth in Section 11 of this Article II. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 11 and
Section 12 of this Article II and this Section and, if any proposed nomination or business is not in compliance with Section 11 and Section 12 of this Article II and this Section, to declare that such defective nomination or proposal be disregarded.

 Section 10.   CONDUCT OF VOTING

               At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman of the meeting, the vote upon any election or question shall be taken by ballot. Before any meeting of the stockholders, the Board of Directors may appoint persons to act as inspectors of election at the meeting and any adjournment thereof. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, shall appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of stockholders, the holders of a majority of shares present in person or by proxy shall determine whether one or three inspectors are to be appointed. No candidate for election as a director at a meeting shall serve as an inspector thereat. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder shall, appoint a person to fill that vacancy. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting the existence of a quorum, and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when polls shall close; determine the result; and do any other acts that may be proper to conduct the election or vote with fairness to all stockholders. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by inspectors.


 Section 11.   ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS

               Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120/th/ day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90/th/ day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. A stockholder's notice to the Chairman of the Board must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

 Section 12.   ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE
               TRANSACTED AT ANNUAL MEETING

               No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120/th/ day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90/th/ day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. A stockholder's notice to the Chairman of the Board must in writing set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in Section 11 of this Article II or in this Section, provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in Section 11 of this Article II nor in this Section shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.


 Section 13.   LIST OF STOCKHOLDERS

               At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

 Section 14.   VOTING OF STOCK BY CERTAIN HOLDERS

               Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

               The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.


 Section 15.   INFORMAL ACTION BY STOCKHOLDERS

               Except as provided below, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter is filed with the records of stockholders meetings. Unless the Charter requires otherwise, the holders of any class of stock other than Common Stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action to each stockholder not later than 10 days after the effective time of the action.


 Section 16.   MEETING BY TELEPHONE CONFERENCE

               If permitted in the sole discretion of the chairman of the meeting, stockholders may participate in meetings by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at such meeting.


                                  ARTICLE III

                                   DIRECTORS


 Section 1.    GENERAL POWERS; QUALIFICATIONS

               The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or Bylaws.


 Section 2.    NUMBER AND TENURE

               The Corporation shall have at least one director. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. The Board of Directors shall be divided into three classes as and in the manner provided in the Charter. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter to not exceeding 15 nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for such term as is specified in the Charter and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.


 Section 3.    VACANCIES

               Vacancies on the Board of Directors shall be filled as provided in the Charter of the Corporation.


 Section 4.    REGULAR MEETINGS

               After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon thereafter as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of Directors or announced by the Chairman of the Board at such stockholders meeting, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders meeting. Any other regular meeting of the Board of Directors shall be held on such date and time and at such place as may be designated from time to time by the Board of Directors. No notice of such meeting following a stockholders meeting or any other regular meeting shall be necessary if held as hereinabove provided.


 Section 5.    SPECIAL MEETINGS

               Special meetings of the Board of Directors may be called by a majority of the Directors then in office or at the request of the Chairman. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.


 Section 6.    NOTICE

               Except as provided in Article III, Section 4, the Chairman of the Board or the Chairman of the Board's designee shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him or her, left at his or her residence or usual place of business, or sent by telegraph, facsimile transmission or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.


Section 7.     QUORUM

               A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

Section 8.     VOTING

               The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.


Section 9.     TELEPHONE MEETINGS

               Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.


Section 10.    INFORMAL ACTION BY DIRECTORS

               Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if an unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.


Section 11.    COMPENSATION OF DIRECTORS

               Unless restricted by the Charter, the Board of Directors shall have the authority to fix the fees and other compensation of directors for their service as directors, including, without limitation, their services as members of committees of the Board of Directors.


Section 12.    REMOVAL OF DIRECTORS

               The stockholders may remove any director or the entire Board of Directors in the manner provided in the Charter of the Corporation.


Section 13.    LOSS OF DEPOSIT

               No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

Section 14.    SURETY BONDS

               Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.


Section 15.    RELIANCE

               Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.


Section 16.    CERTAIN RIGHTS OF DIRECTORS

               The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.


Section 17.    RESIGNATION

               Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the Chairman of the Board. Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the Chairman of the Board.


Section 18.    PRESUMPTION OF ASSENT

               A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action or fails to make his dissent known at the meeting.


Section 19.    ADVISORY DIRECTORS

               The Board of Directors may by resolution appoint advisory directors to the Board of Directors, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.


                                  ARTICLE IV

                                  COMMITTEES


Section 1.     NUMBER, TENURE AND QUALIFICATIONS

               The Board of Directors may appoint from among its members an executive committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate, if it desires, other Directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.     POWERS

               The Board of Directors may delegate to committees appointed under
Section 1 of this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

Section 3.     CONDUCT OF BUSINESS

               Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provisions shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum, and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

               Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.


                                   ARTICLE V

                                   OFFICERS


Section 1.     GENERAL PROVISIONS

               The officers of the Corporation shall include a chairman of the board, a vice-chairman, a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Board of Directors, in its discretion, may establish for such period of time as it deems advisable the offices of vice chairman and of principal operating officer, respectively.


Section 2.     ELECTION, TENURE AND REMOVAL OF OFFICERS

               Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and at other meetings as may be appropriate to fill a vacancy in an office. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any two or more offices except president and vice president may be held by the same person. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.


Section 3.     CHAIRMAN OF THE BOARD

               The Chairman of the Board shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors. The term "Chairman" in these Bylaws shall mean the Chairman of the Board unless the context clearly indicates that it is intended to mean the chairman of a specified committee or meeting.


Section 4.     VICE-CHAIRMAN

               The Vice-Chairman, if any, shall exercise such duties as are delegated to him by the Chairman, and he shall report primarily to the Chairman. In the absence or disability of the Chairman, the Vice-Chairman shall perform the duties of the Chairman, subject to the right of the Board of Directors to designate another officer to perform some or all of these duties.


Section 5.     PRESIDENT

               The President shall be the Chief Operating Officer of the Corporation and, except as set forth in the following sentence, shall perform all duties incident to the Office of the Chief Operating Officer and such other duties as from time to time may be assigned to him by the Board of Directors or, to the extent not inconsistent with any assignment by the Board of Directors, by the Chairman.


Section 6.     VICE-PRESIDENTS

               Each vice-president shall perform such duties as the Board of Directors shall prescribe. In the absence or disability of the President, the vice-president who is designated by the Board of Directors shall perform the duties and exercise the powers of the President.

Section 7.     CHIEF FINANCIAL OFFICER, TREASURER AND CONTROLLER

               The Chief Financial Officer (CFO) shall have general supervision of all the accounts and books of account of the Corporation and of all accounting personnel and shall supervise all controls with respect to the monies and securities of the Corporation. The CFO shall advise and report to the Chairman and the President of the Corporation with respect to corporate financial and accounting policy, compliance with contractual restrictions affecting the Corporation's finances, negotiations with the Corporation's lenders and prospective lenders and investors and such general financial and accounting matters as may be requested by the Chairman or President. When requested by the Chairman or the Board of Directors or the Audit Committee or its chairman, the CFO shall report to the Board of Directors or Audit Committee on financial and accounting matters. The Treasurer and Controller shall report to the CFO. The Treasurer shall have direct responsibility for handling of the monies and securities of the Corporation, and the Controller shall be directly responsible for corporate accounting; provided, however, that the Board of Directors may, in its discretion from time to time, specify additional duties for the Treasurer or Controller or, in the absence of such specification by the Board of Directors, the Chairman, President or CFO may assign additional duties. In the absence of a Treasurer or Controller, the Board shall so designate another individual or individuals to perform the functions of each such office.


Section 8.     SECRETARY

               The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate books.


Section 9.     ASSISTANT AND SUBORDINATE OFFICERS

               The assistant and subordinate officers of the Corporation are all officers below the office of Vice-President, Secretary, or Treasurer. The assistant or subordinate officers shall have such duties as are from time to time assigned to them by the Board of Directors, the chairman, or the President.


Section 10.    SALARIES

               The salaries and other compensation or remuneration, of whatever kind, of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary and other compensation or remuneration by reason of the fact that he or she is also a director of the Corporation.

Section 11.    DELEGATION OF AUTHORITY

               The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agent, notwithstanding any provision hereof.


                                  ARTICLE VI

                                INDEMNIFICATION


Section 1.     PROCEDURE

               Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or
(b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.


Section 2.     EXCLUSIVITY, ETC.

               The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force, nor shall such repeal or modification diminish any person's rights to indemnification or advances of expenses or performance of other obligations of the Corporation under any agreement of indemnification between the Corporation and such person.


Section 3.     SEVERABILITY; DEFINITIONS

               The invalidity or unenforceability of any provision of this
Article VI shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article VI means this Article VI in its entirety.


                                  ARTICLE VII

                                     STOCK


Section 1.     CERTIFICATES

               The Corporation's Excess Stock (the "Excess Stock"), shall be issued in book entry form only, and without certificates. For that purpose, the Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

               Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. Such request may be made to the Chairman of the Board. Except as provided in the Maryland Uniform Commercial Code - Investment Securities, the fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance does not mean that the restriction is invalid or unenforceable. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid. A certificate representing stock validly issued by a constituent corporation in a merger in which the Corporation is the surviving corporation shall be valid to the extent provided in the Agreement or Articles of Merger notwithstanding that the form of the certificate does not comply with the requirements for a certificate issued by the Corporation.

Section 2.     TRANSFERS

               The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.


Section 3.     LOST CERTIFICATE

               The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

Section 4.     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

               The Board of Directors may, and shall have the sole power to, set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to request a special meeting of stockholders, notice of a meeting of stockholders, vote at a meeting of stockholders, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Article II, Section 5, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Any shares of the Corporation's own stock acquired by the Corporation between the record sate for determining stockholders entitled to notice of or to vote at a meeting of stockholders and the time of the meeting may be voted at the meeting by the holder of record as of the record date and shall be counted in determining the total number of outstanding shares entitled to be voted at the meeting.

               If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

               When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.


Section 5.     STOCK LEDGER

               The Corporation shall maintain at its principal office or at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.

                                 ARTICLE VIII

                            SPECIAL REIT PROVISIONS


Section 1.     DEFINITIONS

               The following definitions of terms apply to the provisions contained in this Article VIII:

               (1) "Advisor" means the person(s) or entity responsible for directing or performing the day-to-day business affairs of the Corporation, including a person or entity to which an Advisor subcontracts substantially all such functions. To the extent the provisions of this Article VIII are germane, they shall apply to an independent contractor the Corporation has engaged to manage the Corporation's properties.

               (2) "Affiliate" means (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director or trustee of, or general partner in, of such person and (iv) if such other person is an officer, director or trustee of, or general partner in, another entity, then the entity for which that person acts in any such capacity.

               (3) "Competitive Real Estate Commission" means that real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

               (4) "Unaffiliated Director(s)" means the Directors of the Corporation who are not affiliated, directly or indirectly, with an Advisor of the Corporation, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of, such Advisor or an affiliated business entity of such Advisor. Unaffiliated Directors shall also mean those Directors who perform no other services for the Corporation, except as Director(s). An indirect relationship shall include circumstances in which a member of the immediate family of a Director (which shall include such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law) has one of the foregoing relationships with an Advisor of the Corporation or the Corporation.

               (5) "REIT" is a corporation, trust or association (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

Section 2.     CONFLICTS OF INTEREST

               (1) The Corporation shall not purchase property from an Advisor, a Director or Affiliate thereof, unless a majority of directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the asset to such Advisor, Director or Affiliate thereof, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is not unreasonable. In no event shall the cost of such asset to the Corporation exceed its current appraised value.

               (2) The Corporation shall not sell property to an Advisor, a Director or Affiliates thereof, unless a majority of Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation. In no event shall the price of an interest in real property to be sold by the Corporation to the Advisor, a Director or any Affiliate thereof be less than its current appraised value.

               (3) The Corporation may not make loans to or borrow money from an Advisor, a Director or Affiliate thereof, unless a majority of Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Corporation than loans between unaffiliated lenders and borrowers under the same circumstances.

               (4) The Corporation shall not invest in any joint venture with an Advisor, a Director or Affiliates thereof, unless a majority of Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation and the participation of the Corporation is on substantially the same terms and conditions as that of the other joint venturers.

               (5) All other transactions between the Corporation and an Advisor, a Director or Affiliates thereof shall require approval by a majority of the Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transactions as being fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.


Section 3.     ANNUAL REPORTS

               (1) The Corporation shall prepare an annual report concerning its operations for each fiscal year containing financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants.

               (2) Annual reports shall be mailed or delivered to each stockholder of the Corporation as of a record date after the end of such fiscal year within 120 days after the end of the fiscal year to which it relates.


Section 4.     ADVISORY CONTRACT

               The Board of Directors shall determine, in its sole discretion, whether the Corporation shall be self-advised or shall enter into an Advisory Contract with an Advisor. The Directors shall have the duty to evaluate the performance of the Advisor before entering into or renewing an Advisory Contract. The criteria used in such evaluation shall be reflected in the minutes of such meeting. Each contract for the services of an Advisor shall have a term of no more than one year.


Section 5.     ADVISOR COMPENSATION

               The Unaffiliated Directors shall determine from time to time and at least annually that the compensation which the Corporation contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed. The Unaffiliated Directors shall also supervise the performance of the Advisor and the compensation paid to it by the Corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based on the factors set forth below and all other factors such Unaffiliated Directors may deem relevant, and the findings of such Directors on each of such factors shall be recorded in the minutes of the Directors:

               (1) The size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Corporation;

               (2) The rates charged to other REITs and to investors other than REITs by advisors performing similar services;

               (3) Additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business;

               (4) The quality and extent of service and advice furnished by the Advisor; and

               (5) The performance of the investment portfolio of the Corporation, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations.

Section 6.     REAL ESTATE BROKERAGE COMMISSIONS ON RESALE OF PROPERTY

               If an Advisor, Director or Affiliate provides a substantial amount of the services in the effort to sell any property of the Corporation, then such person may receive all or a portion of a brokerage commission paid, but in no event shall the amount so paid, when added to the sums paid to unaffiliated parties in such a capacity, exceed a Competitive Real Estate Commission.


                                  ARTICLE IX

                                  FISCAL YEAR


               The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.


                                   ARTICLE X

                                   DIVIDENDS


Section 1.     DECLARATION

               Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.


Section 2.     CONTINGENCIES

               Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE XI

                               INVESTMENT POLICY


               Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.


                                  ARTICLE XII

                                     SEAL


Section 1.     SEAL

               The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors or a committee thereof may authorize one or more duplicate seals and provide for the custody thereof.


Section 2.     AFFIXING SEAL

               Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.


                                 ARTICLE XIII

                               WAIVER OF NOTICE


               Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                  ARTICLE XIV

                                    FINANCE


Section 1.     CONTRACTS

               To the extend permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.


Section 2.     CHECKS AND DRAFTS

               All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.


Section 3.     DEPOSITS

               All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.


Section 4.     ANNUAL STATEMENT OF AFFAIRS

               The President or Chief Financial Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

                                  ARTICLE XV

                               CERTAIN ELECTIONS


Section 1.     ELECTION OF SUBTITLE 8 PROVISIONS REGARDING UNSOLICITED TAKEOVERS

               The Corporation hereby elects to be subject to the following provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law:
Section 3-804(c).


Section 2.     EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE

               The provisions of Sections 3-701 to 3-709 of the Maryland General Corporation Law shall not apply to any share of the capital stock of the Corporation. Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law.


                                  ARTICLE XVI

                               SUNDRY PROVISIONS


Section 1.     BOOKS AND RECORDS

               The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.


Section 2.     BONDS

               The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 3.     VOTING UPON SHARES IN OTHER CORPORATIONS

               Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the Chairman, President, a Vice-President or a proxy appointed by any of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.


Section 4.     MAIL

               Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mails, postage prepaid.


Section 5.     CONTRACTS AND AGREEMENTS

               To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these Bylaws, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances or transactions. A person who hold more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.


Section 6.     FACSIMILE SIGNATURES

               In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.


Section 7.     RELIANCE UPON BOOKS, REPORTS AND RECORDS

               Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion report or statement, including financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence or by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director believes the committee to merit confidence.


Section 8.     TIME PERIODS

               In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.


                                 ARTICLE XVII

                              AMENDMENT OF BYLAWS


               In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded (a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 75% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting) or (b) by vote of a majority of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.

                                                                      Appendix D

                       SIZELER PROPERTY INVESTORS, INC.
                                (the "Company")
                            AUDIT COMMITTEE CHARTER

Organization
------------

A committee of the Board of Directors is designated as the audit committee. The audit committee shall be composed of three or more directors, as determined from time to time by the Board of Directors. Each member of the audit committee ("Member") shall be independent of the management of the Company and shall have no relationship to the Company that, in the judgment of the Board of Directors, may interfere with the exercise of that Member's independence from management and the Company. In determining whether any Member is independent, the Board of Directors will be guided by the definition of "Independent" contained in the Corporate Responsibility provisions of the New York Stock Exchange Listed Company Manual ("Listed Company Manual"), including the specific restrictions applicable to each Member with respect to certain relationships between a Member and the Company as set forth in the Listed Company Manual.

Each Member shall be "financially literate" (or shall become so within a reasonable period of time after his or her appointment to the audit committee) and at least one Member shall have "accounting or related financial management expertise". The Board of Directors, in its business judgment, shall interpret the italicized qualifications set forth in the preceding sentence. The Board of Directors shall designate one Member as Chairman of the audit committee.

Statement of Policy
-------------------

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the Members, the independent auditors, and the financial management of the Company.

Responsibilities
----------------

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to achieve and maintain a standard that the corporate accounting and reporting practices of the Company are not only in accordance with generally accepted accounting principles, but also are of the highest quality.

In carrying out these responsibilities, the audit committee will:

 .    Review and recommend to the Board of Directors the independent auditors to be engaged to audit the financial statements of the Company. The independent auditors are ultimately accountable to the Board of Directors and audit committee; and the audit committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

 .    Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit conduct a review as set forth below.

 .    Review with the independent auditors and Company financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

 .    Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders and the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission ("Form 10-K") to determine that the independent auditors are satisfied with the quality of the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed; and the independent auditors shall disclose and present for discussion the matters required by the Statement on Auditing Standards No. 61 (as amended from time to time).

 .    Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without Company management and employee personnel present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 .    Review and discuss with the independent auditors matters appropriate to determination of their independence, including the disclosures made by the auditors pursuant to Independence Standards Board Standard No. 1.

 .    Establish a procedure whereby the audit committee or its Chairman or a
     Member, on behalf of the audit committee, may review quarterly financial statements or other financial presentations of the Company and have an opportunity to discuss them with Company financial management personnel and the independent auditors before public release or public filing of the financial statements or presentations.

 .    Review accounting and financial human resources and succession planning within the Company.

 .    Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors. Recommend to the Board of Directors whether the audited annual financial statements of the Company, after review by the audit committee as described above, should be included in the Form 10-K.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Meetings
--------

The audit committee shall hold a meeting at each quarterly meeting of the Board of Directors (unless the Chairman or a majority of the Members determines that a particular quarterly meeting need not be held because no matters need be considered by the audit committee at that time). The audit committee shall also meet at such additional or other times as the Chairman of the audit committee or a majority of the Members shall deem necessary or appropriate to carry out the responsibilities of the audit committee. At any meeting of the audit committee, the Chairman may invite non-members to attend the meeting or a portion of the meeting. Such invitees may include, without limitation, Company management and employees, directors, the Company's independent auditors, Company counsel or outside counsel and others whose presence or participation may, in the Chairman's opinion, be helpful to the audit committee; provided, however, that the broad discretion conferred by this sentence with respect to such invitees shall be subject to the provisions of this Charter set forth under the heading "Responsibilities" which require the audit committee, in performing some responsibilities specified in those provisions, to meet with certain non-members or to meet without the presence of certain non-members.

                                                                           PROXY

SIZELER PROPERTY INVESTORS, INC.
2542 Williams Boulevard
Kenner, Louisiana   70062


                          VOTE BY TELEPHONE/INTERNET
                         24 HOURS A DAY, 7 DAYS A WEEK

Dear Sizeler stockholder(s):

     In connection with our 2001 Annual Meeting of Stockholders, we are offering you the convenience of telephone or internet voting. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: You will be asked to enter the number located in the box marked
               "Control Number."

     OPTION A: To vote as the Board of Directors recommends on ALL items, press
               1.

     OPTION B: If you choose to vote on each item separately, press 0.

        Item 1: To vote FOR the proposal to reincorporate the Company as a Maryland corporation by merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

        Item 2: To vote FOR ALL nominees for director, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

        WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET:   The Web Address is: http://proxy.shareholder.com/siz
                                        --------------------------------


Call Toll-Free On a Touch-Tone Telephone
     1-800-___-____
There is NO CHARGE to you for this call OR go to the Internet Site


                                      ------------------------------------------

                                                        ________
                                                     CONTROL NUMBER
                                              FOR TELEPHONE/INTERNET VOTING
                                      ------------------------------------------




                                      ------------------------------------------
                                         If you have submitted your proxy by
                                         telephone or the internet there is no
                                         need for you to mail back your proxy.

                                                 THANK YOU FOR VOTING!
                                      ------------------------------------------

                                               THIS PROXY IS SOLICITED ON BEHALF
                                               OF THE BOARD OF DIRECTORS



The undersigned hereby appoints SIDNEY W. LASSEN and THOMAS A. MASILLA, JR. and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of common stock, par value $.01 per share, of Sizeler Property Investors, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Breakers Palm Beach, One South County Road, Palm Beach, Florida on Friday, May 11, 2001 at 10:00 a.m., local time, or any adjournment thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. REINCORPORATION: Proposal to reincorporate the Company as a Maryland corporation by merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland.

     [_]    FOR           [_]     AGAINST             [_]     ABSTAIN

2. ELECTION OF DIRECTORS: Election of the three nominees listed below to serve until the annual meeting of stockholders in 2004 and until their successors are duly elected and qualified.


     [_]    FOR all nominees listed below         [_] WITHHOLD AUTHORITY to
            (except as marked to the contrary         vote for all nominees
             --------------------------------
            below)                                    listed below
            -----

     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below.

     J. Terrell Brown; Harold B. Judell; Richard L. Pearlstone

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


                                    (FRONT)

     The shares represented by this Proxy will be voted as directed by the stockholder. The Board of Directors favors a vote FOR Proposals 1 and 2 above. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2 and will be voted in the discretion of the proxies named herein with respect to any matter referred to in 3 above. You are encouraged to specify your choices by marking the appropriate boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.


Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.


                                  Dated:  _____________________, 2001


                                  ___________________________________________
                                    Signature


                                  ___________________________________________
                                    Signature

                                  PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE(S). A corporation is requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, trustees, administrators, etc. are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.



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